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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21120

Conestoga Funds
(Exact name of registrant as specified in charter)

550 E. Swedesford Road, Suite 120 Wayne, PA	19087
(Address of principal executive offices)	(Zip code)

Conestoga Capital Advisors 550 E. Swedesford Road, Suite 120 Wayne, PA 19087
(Name and address of agent for service)

With Copy To:
Josh Deringer, Esq.
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103

Registrant's telephone number, including area code:	(800) 320-7790

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Conestoga Funds

SMALL CAP FUND

SMID CAP FUND

MID CAP FUND

MICRO CAP FUND

M a n a g e d B y

SEMI-ANNUAL REPORT

March 31, 2022
(Unaudited)

CONESTOGA FUNDS CHAIRMAN’S LETTER

May 24, 2022

Dear Fellow Shareholders of the Conestoga Funds,

As I pen this letter in late May 2022, equity markets around the world are experiencing a sharp decline from the highs they reached in November 2021. Financial markets have encountered events and levels of uncertainty that have pushed prices down across many asset classes, particularly equities and bonds. Concerns about steadily higher and persistent levels of inflation – and the corresponding Federal Reserve interest rate increases – were magnified by the outbreak of war in Ukraine as Russia invaded its neighbor. Supply chain issues were exacerbated by the conflict, highlighting again how globalized our economy has become. Sanctions against Russia pushed West Texas Intermediate crude oil from about $75 to as high as $125 before ending the first quarter of 2022 at $100. Similarly, the price per bushel of wheat, of which Ukraine is a huge exporter, moved from $7.40 per bushel to as high as $12.50, ending the quarter at $10.00.

The horrible human toll of the conflict is, and should be, everyone’s primary concern. However, the financial impact is meaningful as well. Inflation is running at levels not seen since the 1970s, causing real hardships for consumers in their daily purchases for their families. In the first six month of the Conestoga Funds fiscal year, both the major equity and bond indices have posted negative returns. During this same period, Value stocks have generally outperformed Growth stocks with sectors such as Energy and Basic Materials holding up better than the traditional growth-oriented Technology and Health Care sectors.

The Conestoga Funds were challenged in this environment. While we aspire to provide better downside capture during down markets, the first quarter of 2022 period provided few places to hide. Our newly launched Conestoga Micro Cap Fund was able to modestly outperform in the first quarter and our Conestoga Mid Cap Fund was down in-line with its benchmark. However, our Conestoga Small Cap Fund and Conestoga SMid Cap Fund each underperformed. We are pleased that in the decline over the first six months of the Funds’ fiscal year and the trailing one-year period ended March 31, 2022, all the Funds have outperformed. Our Funds’ Portfolio Managers provide a thorough review of each Fund’s performance in the Manager’s Letter that follows.

Each of the Conestoga Funds has received net inflows during the six months ended March 31, 2022. While the inflows were primarily to our Small Cap Fund and SMid Cap Fund, both the Mid Cap Fund and Micro Cap Fund received modest inflows as well. Our Small Cap Fund remains in soft close, which we believe is working effectively to moderate the growth of the Small Cap Fund.

We thank you for your investment in the Conestoga Funds, it is greatly appreciated.

Sincerely,

Robert M. Mitchell.

Robert M. Mitchell
Chairman and Chief Executive Officer

CONESTOGA FUNDS MANAGER’S LETTER	May 24, 2022

Dear Fellow Shareholders,

As described in the Chairman’s Letter, the combination of rising interest rates and inflation, economic uncertainty, and the outbreak of war in Ukraine battered equity markets during the six month reporting period ended March 31, 2022. With equity valuations at above average levels, supported by low interest rates, the impact of the above factors generated a steep sell-off in both equities and bonds.

The Conestoga Funds were not immune to the decline. Those sectors in which we typically find the companies most attractive to our investment approach – Technology, Health Care, Industrials and Consumer Discretionary – were all impacted by the sell-off. Energy and Basic Materials, which benefited from surging oil and commodities prices, as well as Utilities, were the only sectors to avoid significant price declines.

While disappointed in our first quarter 2022 returns, we can report that the Small Cap Fund, SMid Cap Fund and Micro Cap Fund have outperformed over the trailing one-year and three-year period. The Mid Cap Fund, which began operations June 29, 2021, has outperformed since its inception. We review the performance of each Fund below.

SMALL CAP FUND PERFORMANCE REVIEW

For the six months ended March 31, 2022, the Conestoga Small Cap Fund (Investors Class Shares) modestly outperformed the Russell 2000 Growth Index and underperformed the broader market Russell 2000 Index. The Small Cap Fund declined -11.11% versus the Russell 2000 Growth Index decline of -12.62% and the Russell 2000 Index decline of -5.55%. Only the Energy, Utilities and Basic Materials sectors of the Russell 2000 Growth Index were able to post positive returns during this period. The Energy sector rose over 20% as oil prices surged. Similarly, the Utilities and Basic Materials sectors posted positive returns, with Utilities perceived as a safe haven and Basic Materials benefiting from prices spiking due to broad based inflationary pressures. While each of these three sectors are smaller components of the Russell 2000 Growth (less than 5% each), their outsized relative returns did impact our relative performance. The Small Cap Fund has no holdings in the Energy sector but is overweight the Utilities and Basic Materials sectors. Overall, Conestoga Capital Advisor’s (“Conestoga” or the “Adviser”) sector allocations added to relative returns in the period, while stock selection effects detracted from relative returns.

Two sectors where Stock selection proved challenging were the Industrials and Consumer Discretionary sectors. We note that three of the largest detractors in these two sectors were holdings which had benefited from the shifting economics of the COVID-19 era. Trex Company Inc. (TREX), within Industrials, and SiteOne Landscaping Supply Inc. (SITE) and Fox Factory Holding Corp. (FOXF), within Consumer Discretionary, all benefited from the trend towards home improvement spending (SITE and TREX) and outdoor activities (FOXF). With COVID-19 declining after the omicron wave and states and municipalities lifting restrictions, as well as the concern about rising interest rates on housing-related stocks, these types of companies experienced a decline in their stock prices. We trimmed the Fund’s position in the stocks as they rose over the last two years, but we maintain core positions in each as we remain confident in their long-term prospects.

Our other positions in the Industrials sector faced pressures from mounting input costs and the outlook for continued inflationary pressures. While the Industrials sector of the Russell 2000 Growth Index declined just less than -2%, the Small Cap Fund’s Industrials sector holdings declined just over -10%. Two positions that bucked the trend and experienced positive returns in this sector were Mercury Systems Inc. (MRCY) and Simpson Manufacturing Co. Inc. (SSD). MRCY supplies the defense industry and its outlook improved on prospective sales, while SSD reported better-than-expected fourth quarter results for its structural connectors used in the home construction industry.

Stock selection was strongest in the Telecommunications sector, where our position in Vocera Communications Inc. (VCRA) was acquired by Stryker Corp. (SYK). On January 6, 2022, VCRA announced a definitive agreement to be acquired by SYK in an all-cash transaction for $79.25. This price represented a 27% premium to the prior day’s close. The acquisition closed on February 23, 2022.

Stock selection was also positive in the Health Care sector, where the Fund’s underweight to the biotechnology and pharmaceutical industries added to relative return. The Small Cap Fund’s one biotechnology position, Vericel Corporation (VCEL) declined less than the Russell 2000 Growth biotechnology sector’s decline, which also has a much higher weighting.

SMID CAP FUND PERFORMANCE REVIEW

The Conestoga SMid Cap Fund (Investors Class Shares) declined -12.03% over the six months ended March 31, 2021. This was roughly in-line with the Russell 2500 Growth Index drop of -12.13%. The Russell 2500 Index declined -2.22% over the same period, as it benefited from its exposure to outperforming Value stocks. While we were disappointed to not be able to provide the level of downside capture that we expect, we are not completely surprised with the underperformance given the rotation towards turnaround stories and lower growth companies. Stock selection effects detracted from relative return, most notably in the Technology and Real Estate sectors. Sector allocation effects added to relative return, despite the negative impact of an underweight to the stronger performing Energy sector. The Fund was also hurt on a relative basis by stylistic headwinds where highly levered companies with cheaper valuations held up better during the market selloff.

Stock selection was most negative in the Technology sector as declines in the software industry were broad-based. Q2 Holdings, Inc. (QTWO), Avalara Inc. (AVLR), Five9 Inc. (FIVN), and Lightspeed Commerce, Inc. (LSPD) were laggards in software during the period.

Our lone position in the Real Estate sector, FirstService Corp. (FSV), reported better-than-expected fourth quarter results and 2022 guidance, but declined following its strong returns in 2020 and 2021.

The surge in oil and gas prices coupled with the geopolitical uncertainty of the Russian invasion of Ukraine propelled the Energy sector higher during the period. A lack of exposure to the space was a significant drag on the Fund’s relative returns.

The Industrials and Utilities sectors were among the top performers over the first six months of the Fund’s fiscal year. Within Industrials, Mercury Systems, Inc. (MRCY), Jack Henry & Associates, Inc. (JKHY), and Fair Isaac Corp. (FICO) all had positive absolute returns and were among the largest contributors to the SMid Cap Fund’s performance. MRCY benefited from global governments’ increased focus on defense spending after the Russian invasion of Ukraine, while JKHY continues to see growth across technology solutions and expanding customer relationships as well as from the growing momentum of its Banno Digital suite.

While the benchmark weight in the Utilities sector is relatively small, our high conviction position in Casella Waste Systems, Inc. (CWST) provided positive stock selection effects for the SMid Cap Fund. The stock was rewarded for its defensive business properties during the broad market sell off as the company reported a near mid-single digit pricing, modest volume growth and solid margin gains.

MID CAP FUND PERFORMANCE REVIEW

The Conestoga Mid Cap Fund (Investors Class Shares) declined -9.70% over the six months ended March 31, 2022. This modestly outperforms the decline in the Russell Midcap Growth Index of -10.09%. The excess relative return was driven entirely by stock selection, while sector allocation detracted modestly from returns.

Stock selection was strongest in the Consumer Discretionary and Industrials sectors. Within Consumer Discretionary, five of the six Fund holdings outperformed the benchmark sector returns, led by Tractor Supply Company (TSCO). Bucking the trend of recent underperformance by companies that have benefited from pandemic-era consumer spending on home and landscaping projects, TSCO has reported continued growth in revenue and earnings as it expands its ecommerce and “Life Out Here” strategy. Other notable performers in this sector include Rollins Inc. (ROL) and POOL Corporation (POOL). ROL provides pest control services through its well-known brands including Orkin and Western Pest Services and is likely considered more of a safe haven by investors. POOL provides supplies and hardscaping products for pools. The company has seen a surge in demand during the pandemic, and its stock rose through the end of 2021 before dropping in the first quarter of 2022, ending the six-month period roughly flat. POOL has a long backlog of orders which we believe will provide continued buoyancy for its long-term growth.

Within Industrials, the Mid Cap Fund received the largest contributions from our positions in Jack Henry & Associates (JKHY), HEICO Corp. (HEI) and Verisk Analytics, Inc. (VRSK). Shares of JKHY were up over 20% during the six months ended March 31, 2022. The company continues to benefit from growth across technology solutions and expanding customer relationships as well as from the growing momentum of its Banno Digital suite.

Stock selection was weakest in the Technology sector. Lightspeed Commerce Inc. (LSPD), which provides point-of-sale technologies to the restaurant/retail industry, declined on concerns about its future growth guidance, the impact of COVID-19, and customer churn in the Asia/Pacific region. Also in this sector, Avalara Inc. (AVLR) and Coupa Software Inc. (COUP) declined as part of the general selling pressure on the software industry, and despite both companies reporting earnings in line or better than expected. Stock selection was also weak in the Real Estate sector, where CoStar Group Inc. (CSGP) detracted from relative return. CSGP is the Mid Cap Fund’s only position held in this sector. The company modestly lowered guidance for its commercial real estate and apartment rentals information and analytics services.

The surge in oil and gas prices coupled with the geopolitical uncertainty of the Russian invasion of Ukraine helped propel the Energy sector higher during the period, with the benchmark Energy sector rising over 38%. The Fund’s lack of exposure to the space was a significant drag on relative returns, despite the sector’s relatively small 3% weighting.

MICRO CAP FUND PERFORMANCE REVIEW

The Conestoga Micro Cap Fund (Investors Class Shares) outperformed the Russell Microcap Growth Index in the first six months of the Fund’s fiscal year. The Micro Cap Fund declined -13.72% versus the Russell Microcap Growth Index decline of -20.59%. We were pleased that the Micro Cap Fund was able to provide downside capture that is consistent with our expectations during this period. The Micro Cap Fund’s outperformance was largely driven by stock selection, although sector allocations also added to relative return.

Stock selection was strongest in the Health Care, Telecommunications and Technology sectors. Within Health Care, an underweight to the lagging biotechnology and pharmaceuticals industries, as well as outperformance by several holdings generated the Fund’s excess returns. The biotechnology and pharmaceuticals industries declined sharply over this period, and the Fund’s underweight to these sectors (the Fund averaged about a 13% weight versus the benchmark’s 26% in these two sectors) boosted returns. The Fund’s holdings of IntriCon Corporation (IIN), U.S. Physical Therapy (USPH) and CareDX Inc. (CDNA) were key contributors to stock selection effects. IIN announced an agreement to be acquired by private equity firm Altaris Capital in the first quarter of 2022. USPH posted revenues and earnings that exceeded expectations for its network of physical therapy clinics. CDNA benefited from the announced victory in a false-advertising suit against a key competitor.

Within Technology, the Micro Cap Fund generally benefited from holdings in the software industry. The Micro Cap Fund’s software positions outperformed the benchmark, notably led by Simulations Plus Inc. (SLP), as well as a newer position, UserTesting, Inc. (USER). Each of these companies reported better-than-expected revenue and/or earnings during the period. Also in the Technology sector, SiTime Corp. (SITM) benefited from the tailwinds of global supply chain disruptions, which pushed their customer base (manufacturers) to shift from quartz timing solutions to silicon, which is more scalable and available.

Excess return in the Telecommunications sector was primarily driven by Vocera Communications Inc. (VCRA). VCRA was acquired by Stryker Corp. (SYK) in an all-cash transaction at a 27% premium to VCRA’s closing price prior to the announcement.

Stock selection was weakest in the Consumer Staples sector, where Laird Superfood Inc. (LSF), the Micro Cap Fund’s only position, underperformed. LSF’s use of cash as it seeks to grow its specialty plant-based foods business has become a focus for investors. We determined that LSF was no longer suited for the Micro Cap Fund and removed the stock from the Fund.

As with all of the Conestoga Funds, sector allocation effects were negative in the Energy sector. With oil prices skyrocketing, the Energy sector of the Russell Microcap Growth Index (about a 4% weighting) rose 40% in the first quarter of 2022. This was more than offset by positive stock selection effects in the overweighted Industrials and underweighted Health Care sectors.

On behalf of all the members of Conestoga, we thank you for your investment in the Funds.

Sincerely,

Robert M. Mitchell	Joseph F. Monahan
Managing Partner – Co-Portfolio Manager	Managing Partner – Co-Portfolio Manager
Small, SMid, Mid and Micro Cap Funds	Small, SMid and Micro Cap Funds

Derek S. Johnston	David R. Neiderer
Partner – Co-Portfolio Manager	Partner – Co-Portfolio Manager
SMid and Mid Cap Funds	Micro Cap Fund

Ted Chang
Co-Portfolio Manager
Mid Cap Fund

CONESTOGA SMALL CAP FUND - INSTITUTIONAL CLASS PERFORMANCE INFORMATION March 31, 2022 (Unaudited)

Comparison of the Change in Value of a $250,000 Investment in
Conestoga Small Cap Fund – Institutional Class (since inception on 08/13/2014) versus the Russell 2000® Growth Index

Average Annual Total Returns for the Periods Ended March 31, 2022
	1 Year	3 Years	5 Years	Since Inception (8/13/2014)
Conestoga Small Cap Fund - Institutional Class	(4.26%)	12.67%	15.02%	14.00%
Russell 2000® Growth Index	(14.33%)	9.88%	10.33%	9.72%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares but do reflect the reinvestment of all dividends and distributions. The Fund’s benchmark, the Russell 2000® Growth Index, measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership.

CONESTOGA SMALL CAP FUND - INVESTORS CLASS PERFORMANCE INFORMATION March 31, 2022 (Unaudited)

10 Year Comparison of the Change in Value of a $10,000
Investment in Conestoga Small Cap Fund – Investors Class
versus the Russell 2000® Growth Index

Average Annual Total Returns for the Periods Ended March 31, 2022
	1 Year	3 Years	5 Years	10 Years	15 Years	Since Inception (10/1/2002)
Conestoga Small Cap Fund - Investors Class	(4.44%)	12.44%	14.79%	13.48%	11.20%	12.30%
Russell 2000® Growth Index	(14.33%)	9.88%	10.33%	11.21%	8.81%	11.06%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares but do reflect the reinvestment of all dividends and distributions. The Fund’s benchmark, the Russell 2000® Growth Index, measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership.

CONESTOGA SMID CAP FUND - INSTITUTIONAL CLASS PERFORMANCE INFORMATION March 31, 2022 (Unaudited)

Comparison of the Change in Value of a $250,000 Investment in
Conestoga SMid Cap Fund – Institutional Class (since inception on 12/15/2014) versus the Russell 2500® Growth Index

Average Annual Total Returns for the Periods Ended March 31, 2022
	1 Year	3 Years	5 Years	Since Inception (12/15/2014)
Conestoga SMid Cap Fund - Institutional Class	(2.08%)	13.89%	16.64%	14.29%
Russell 2500® Growth Index	(10.12%)	12.99%	13.22%	11.92%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares but do reflect the reinvestment of all dividends and distributions. The Fund’s benchmark, the Russell 2500® Growth Index, measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® companies with higher growth earnings potential as defined by Russell’s leading style methodology. The Russell 2500® Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership.

CONESTOGA SMID CAP FUND - INVESTORS CLASS PERFORMANCE INFORMATION March 31, 2022 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Conestoga SMid Cap Fund – Investors Class (since inception on 01/21/2014) versus the Russell 2500® Growth Index

Average Annual Total Returns for the Periods Ended March 31, 2022
	1 Year	3 Years	5 Years	Since Inception (1/21/2014)
Conestoga SMid Cap Fund - Investors Class	(2.33%)	13.61%	16.36%	10.82%
Russell 2500® Growth Index	(10.12%)	12.99%	13.22%	10.63%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares but do reflect the reinvestment of all dividends and distributions. The Fund’s benchmark, the Russell 2500® Growth Index, measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® companies with higher growth earnings potential as defined by Russell’s leading style methodology. The Russell 2500® Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership.

CONESTOGA MID CAP FUND - INSTITUTIONAL CLASS PERFORMANCE INFORMATION March 31, 2022 (Unaudited)

Comparison of the Change in Value of a $250,000 Investment in
Conestoga Mid Cap Fund – Institutional Class (since inception on 6/29/2021)
versus the Russell Midcap® Growth Index

Total Returns for the Period Ended March 31, 2022
Since Inception (6/29/2021)
Conestoga Mid Cap Fund - Institutional Class	(6.70%)
Russell Midcap® Growth Index	(11.17%)

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares but do reflect the reinvestment of all dividends and distributions. The Fund’s benchmark, the Russell Midcap® Growth Index, measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.

CONESTOGA MID CAP FUND - INVESTORS CLASS PERFORMANCE INFORMATION March 31, 2022 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Conestoga Mid Cap Fund – Investors Class (since inception on 6/29/2021)
versus the Russell Midcap® Growth Index

Total Returns for the Period Ended March 31, 2022
Since Inception (6/29/2021)
Conestoga Mid Cap Fund - Investors Class	(6.90%)
Russell Midcap® Growth Index	(11.17%)

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares but do reflect the reinvestment of all dividends and distributions. The Fund’s benchmark, the Russell Midcap® Growth Index, measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market.

CONESTOGA MICRO CAP FUND - INSTITUTIONAL CLASS PERFORMANCE INFORMATION March 31, 2022 (Unaudited)

Comparison of the Change in Value of a $250,000 Investment in
Conestoga Micro Cap Fund – Institutional Class (since inception on 11/30/2018)
versus the Russell Microcap® Growth Index

Average Annual Total Returns for the Periods Ended March 31, 2022
	1 Year	3 Years	Since Inception (11/30/2018)
Conestoga Micro Cap Fund - Institutional Class	(14.42%)	18.58%	19.22%
Russell Microcap® Growth Index	(25.51%)	9.06%	8.50%

The Fund commenced operations as a series of Conestoga Funds on December 20, 2021, when all of the assets of Conestoga Micro Cap Fund, LP (the “Predecessor Fund”) transferred to Institutional Class and Investors Class shares of the Fund. The Fund’s investment objectives, policies, guidelines and restrictions are in all material respects equivalent to those of the Predecessor Fund, and the investment adviser and portfolio managers for the Fund are the same as those of the Predecessor Fund. Accordingly, the performance information shown for periods prior to December 20, 2021 is that of the Predecessor Fund. The Predecessor Fund was not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Fund had been registered under the 1940 Act, its performance may have been adversely affected. Accordingly, future Fund performance may be different than the Predecessor Fund’s restated past performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares but do reflect the reinvestment of all dividends and distributions. The Fund’s benchmark, the Russell Microcap® Growth Index, measures the performance of those Russell Microcap® companies with higher price-to-book ratios and higher forecasted growth values.

CONESTOGA MICRO CAP FUND - INVESTORS CLASS PERFORMANCE INFORMATION March 31, 2022 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Conestoga Micro Cap Fund – Investors Class (since inception on 11/30/2018)
versus the Russell Microcap® Growth Index

Average Annual Total Returns for the Periods Ended March 31, 2022
	1 Year	3 Years	Since Inception (11/30/2018)
Conestoga Micro Cap Fund - Investors Class	(14.67%)	18.27%	18.91%
Russell Microcap® Growth Index	(25.51%)	9.06%	8.50%

The Fund commenced operations as a series of Conestoga Funds on December 20, 2021, when all of the assets of Conestoga Micro Cap Fund, LP (the “Predecessor Fund”) transferred to Institutional Class and Investors Class shares of the Fund. The Fund’s investment objectives, policies, guidelines and restrictions are in all material respects equivalent to those of the Predecessor Fund, and the investment adviser and portfolio managers for the Fund are the same as those of the Predecessor Fund. Accordingly, the performance information shown for periods prior to December 20, 2021 is that of the Predecessor Fund. The Predecessor Fund was not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Fund had been registered under the 1940 Act, its performance may have been adversely affected. Accordingly, future Fund performance may be different than the Predecessor Fund’s restated past performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares but do reflect the reinvestment of all dividends and distributions. The Fund’s benchmark, the Russell Microcap® Growth Index, measures the performance of those Russell Microcap® companies with higher price-to-book ratios and higher forecasted growth values.

CONESTOGA SMALL CAP FUND PORTFOLIO HOLDINGS March 31, 2022 (Unaudited)

Diversification*
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Casella Waste Systems, Inc. - Class A	4.0%
Exponent, Inc.	4.0%
SPS Commerce, Inc.	3.9%
Descartes Systems Group, Inc. (The)	3.5%
Omnicell, Inc.	3.3%
Novanta, Inc.	3.2%
FirstService Corporation	2.8%
SiteOne Landscape Supply, Inc.	2.7%
Fox Factory Holding Corporation	2.7%
Mercury Systems, Inc.	2.7%

*	Industry categories represent the industry assigned at the time of purchase. See Note 7 of the Notes to Financial Statements.

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS March 31, 2022 (Unaudited)
COMMON STOCKS — 98.8%	Shares	Value
Basic Materials — 6.0%
Metal Fabricating — 3.7%
Omega Flex, Inc.	380,395	$49,401,899
RBC Bearings, Inc. (a)	479,150	92,897,602
		142,299,501
Specialty Chemicals — 2.3%
Balchem Corporation	647,635	88,531,705

Consumer Discretionary — 5.4%
Home Improvement Retailers — 2.7%
SiteOne Landscape Supply, Inc. (a)	654,555	105,834,998

Recreational Products — 2.7%
Fox Factory Holding Corporation (a)	1,056,263	103,460,961

Consumer Staples — 1.0%
Nondurable Household Products — 1.0%
WD-40 Company	216,743	39,713,820

Health Care — 15.6%
Biotechnology — 1.7%
Vericel Corporation (a)	1,762,915	67,378,611

Health Care Management Services — 0.5%
National Research Corporation	503,399	19,959,770

Health Care Services — 4.5%
Definitive Healthcare Corporation - Class A (a)	2,001,000	49,324,650
Omnicell, Inc. (a)	977,355	126,557,699
		175,882,349
Medical Equipment — 4.4%
CareDx, Inc. (a)	751,564	27,800,352
LeMaitre Vascular, Inc. (b)	1,295,271	60,191,243
Repligen Corporation (a)	429,560	80,795,940
		168,787,535
Medical Supplies — 4.5%
Merit Medical Systems, Inc. (a)	1,512,795	100,631,123
Neogen Corporation (a)	2,385,272	73,561,788
		174,192,911

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.8% (Continued)	Shares	Value
Industrials — 29.8%
Building Materials: Other — 5.6%
Hillman Solutions Corporation (a)	4,785,850	$56,855,898
Simpson Manufacturing Company, Inc.	866,415	94,473,892
Trex Company, Inc. (a)	998,135	65,208,160
		216,537,950
Building: Climate Control — 2.2%
AAON, Inc.	1,548,775	86,313,231

Construction — 2.1%
Construction Partners, Inc. - Class A (a)(b)	3,150,466	82,479,200

Defense — 4.7%
Axon Enterprise, Inc. (a)	582,885	80,280,751
Mercury Systems, Inc. (a)	1,598,798	103,042,531
		183,323,282
Diversified Industrials — 1.3%
ESCO Technologies, Inc.	684,880	47,886,810

Electronic Equipment: Control & Filter — 2.4%
Helios Technologies, Inc.	1,161,632	93,220,968

Electronic Equipment: Gauges & Meters — 2.7%
Mesa Laboratories, Inc. (b)	359,781	91,700,981
Transcat, Inc. (a)	140,524	11,402,117
		103,103,098
Engineering & Contracting Services — 4.0%
Exponent, Inc.	1,432,730	154,806,477

Industrial Suppliers — 1.0%
Computer Services, Inc.	773,251	38,275,925

Machinery: Construction & Handling — 1.5%
Douglas Dynamics, Inc. (b)	1,703,815	58,934,961

Machinery: Industrial — 2.3%
EVI Industries, Inc. (a)	519,322	9,654,196
John Bean Technologies Corporation	684,455	81,087,384
		90,741,580
Real Estate — 2.8%
Real Estate Services — 2.8%
FirstService Corporation	760,635	110,200,799

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.8% (Continued)	Shares	Value
Technology — 33.1%
Computer Services — 1.8%
Workiva, Inc. (a)	587,085	$69,276,030

Consumer Digital Services — 1.8%
Shutterstock, Inc.	755,100	70,284,708

Electronic Components — 0.9%
Rogers Corporation (a)	130,545	35,469,077

Production Technology Equipment — 5.4%
Azenta, Inc.	1,027,240	85,137,651
Novanta, Inc. (a)	874,090	124,374,266
		209,511,917
Software — 23.2%
Altair Engineering, Inc. - Class A (a)	1,479,305	95,267,242
BlackLine, Inc. (a)	988,365	72,368,085
Descartes Systems Group, Inc. (The) (a)	1,880,346	137,754,148
Model N, Inc. (a)(b)	3,156,627	84,913,266
Paycor HCM, Inc. (a)	2,821,755	82,141,288
PROS Holdings, Inc. (a)(b)	2,389,840	79,605,570
Q2 Holdings, Inc. (a)	1,377,265	84,908,387
Simulations Plus, Inc. (b)	1,522,596	77,621,944
SPS Commerce, Inc. (a)	1,141,705	149,791,696
Vertex, Inc. - Class A (a)(b)	2,308,290	35,409,169
		899,780,795

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.8% (Continued)	Shares	Value
Utilities — 5.1%
Waste & Disposal Services — 4.0%
Casella Waste Systems, Inc. - Class A (a)	1,777,935	$155,836,003

Water — 1.1%
Evoqua Water Technologies Corporation (a)	905,075	42,520,424

Total Investments at Value — 98.8% (Cost $2,601,236,340)		$3,834,545,396

Other Assets in Excess of Liabilities — 1.2%		48,090,928

Net Assets — 100.0%		$3,882,636,324

(a)	Non-income producing security.
(b)	The Fund owned 5% or more of the company’s outstanding voting shares thereby making the company an affiliate of the Fund as that term is defined in the Investment Company Act of 1940 (Note 5).
Schedule of Investments uses the Russell ICB Industry and Sector classification.
See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND PORTFOLIO HOLDINGS March 31, 2022 (Unaudited)

Diversification*
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Casella Waste Systems, Inc. - Class A	4.3%
Exponent, Inc.	3.6%
Omnicell, Inc.	3.6%
FirstService Corporation	3.1%
Pool Corporation	3.0%
Fair Isaac Corporation	2.9%
West Pharmaceutical Services, Inc.	2.8%
Jack Henry & Associates, Inc.	2.8%
Repligen Corporation	2.8%
Descartes Systems Group, Inc. (The)	2.7%

*	Industry categories represent the industry assigned at the time of purchase. See Note 7 of the Notes to Financial Statements.

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS March 31, 2022 (Unaudited)
COMMON STOCKS — 98.7%	Shares	Value
Basic Materials — 3.3%
Metal Fabricating — 2.1%
RBC Bearings, Inc. (a)	43,516	$8,436,882

Specialty Chemicals — 1.2%
Balchem Corporation	35,200	4,811,840

Consumer Discretionary — 12.8%
Consumer Services: Miscellaneous — 2.7%
Rollins, Inc.	305,737	10,716,082

Education Services — 2.4%
Bright Horizons Family Solutions, Inc. (a)	73,245	9,718,879

Home Improvement Retailers — 1.8%
SiteOne Landscape Supply, Inc. (a)	45,340	7,331,025

Hotels & Motels — 1.9%
Vail Resorts, Inc.	29,595	7,702,691

Recreational Products — 3.0%
Pool Corporation	28,970	12,249,965

Recreational Vehicles & Boats — 1.0%
LCI Industries	40,575	4,212,091

Health Care — 19.5%
Health Care Services — 5.1%
Definitive Healthcare Corporation - Class A (a)	255,130	6,288,954
Omnicell, Inc. (a)	111,895	14,489,284
		20,778,238
Medical Equipment — 3.5%
CareDx, Inc. (a)	83,864	3,102,129
Repligen Corporation (a)	59,440	11,180,070
		14,282,199

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.7% (Continued)	Shares	Value
Health Care — 19.5% (Continued)
Medical Supplies — 10.9%
Bio-Techne Corporation	23,835	$10,321,508
Merit Medical Systems, Inc. (a)	136,833	9,102,131
Neogen Corporation (a)	174,336	5,376,522
Teleflex, Inc.	22,865	8,113,188
West Pharmaceutical Services, Inc.	27,259	11,195,544
		44,108,893
Industrials — 34.7%
Aerospace — 2.1%
HEICO Corporation - Class A	67,530	8,564,830

Building Materials: Other — 6.5%
Hillman Solutions Corporation (a)	396,585	4,711,430
Simpson Manufacturing Company, Inc.	48,515	5,290,076
Trex Company, Inc. (a)	116,270	7,595,919
Watsco, Inc.	28,855	8,790,387
		26,387,812
Construction — 1.9%
Construction Partners, Inc. - Class A (a)	298,140	7,805,305

Containers & Packaging — 1.6%
AptarGroup, Inc.	54,055	6,351,462

Defense — 4.5%
Axon Enterprise, Inc. (a)	59,920	8,252,782
Mercury Systems, Inc. (a)	154,985	9,988,783
		18,241,565
Electronic Equipment: Gauges & Meters — 1.9%
Cognex Corporation	100,760	7,773,634

Engineering & Contracting Services — 3.6%
Exponent, Inc.	134,980	14,584,589

Machinery: Construction & Handling — 1.6%
Douglas Dynamics, Inc.	182,457	6,311,188

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.7% (Continued)	Shares	Value
Industrials — 34.7% (Continued)
Machinery: Engines — 1.2%
Generac Holdings, Inc. (a)	16,515	$4,909,249

Machinery: Industrial — 2.1%
EVI Industries, Inc. (a)	140,625	2,614,219
John Bean Technologies Corporation	50,305	5,959,633
		8,573,852
Machinery: Specialty — 2.0%
Graco, Inc.	116,490	8,121,683

Professional Business Support Services — 2.9%
Fair Isaac Corporation (a)	24,805	11,570,540

Transaction Processing Services — 2.8%
Jack Henry & Associates, Inc.	56,795	11,191,455

Real Estate — 3.1%
Real Estate Services — 3.1%
FirstService Corporation	85,950	12,452,436

Technology — 21.0%
Computer Services — 5.5%
Gartner, Inc. (a)	21,515	6,399,852
Tyler Technologies, Inc. (a)	21,380	9,511,748
Workiva, Inc. (a)	52,858	6,237,244
		22,148,844
Production Technology Equipment — 2.0%
Novanta, Inc. (a)	57,815	8,226,496

Software — 13.5%
Altair Engineering, Inc. - Class A (a)	87,720	5,649,168
Avalara, Inc. (a)	53,555	5,329,258
Descartes Systems Group, Inc. (The) (a)	149,725	10,968,853
Five9, Inc. (a)	49,945	5,513,928
Guidewire Software, Inc. (a)	71,795	6,793,243
Lightspeed Commerce, Inc. (a)	105,475	3,213,823

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.7% (Continued)	Shares	Value
Technology — 21.0% (Continued)
Software — 13.5% (Continued)
Q2 Holdings, Inc. (a)	131,755	$8,122,696
SPS Commerce, Inc. (a)	70,909	9,303,261
		54,894,230
Utilities — 4.3%
Waste & Disposal Services — 4.3%
Casella Waste Systems, Inc. - Class A (a)	199,105	17,451,553

Total Investments at Value — 98.7% (Cost $302,840,517)		$399,909,508

Other Assets in Excess of Liabilities — 1.3%		5,290,537

Net Assets — 100.0%		$405,200,045

(a) Non-income producing security.
Schedule of Investments uses the Russell ICB Industry and Sector classification.
See accompanying notes to financial statements.

CONESTOGA MID CAP FUND PORTFOLIO HOLDINGS March 31, 2022 (Unaudited)

Diversification*
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
West Pharmaceutical Services, Inc.	4.0%
Copart, Inc.	3.8%
Verisk Analytics, Inc.	3.6%
Fortinet, Inc.	3.6%
Rollins, Inc.	3.6%
Waste Connections, Inc.	3.5%
IDEXX Laboratories, Inc.	3.5%
Bio-Techne Corporation	3.4%
ANSYS, Inc.	3.4%
Pool Corporation	3.4%

*	Industry categories represent the industry assigned at the time of purchase. See Note 7 of the Notes to Financial Statements.

CONESTOGA MID CAP FUND SCHEDULE OF INVESTMENTS March 31, 2022 (Unaudited)
COMMON STOCKS — 96.5%	Shares	Value
Consumer Discretionary — 17.4%
Consumer Services: Miscellaneous — 7.4%
Copart, Inc. (a)	690	$86,575
Rollins, Inc.	2,300	80,615
		167,190
Education Services — 2.6%
Bright Horizons Family Solutions, Inc. (a)	445	59,047

Hotels & Motels — 2.1%
Vail Resorts, Inc.	185	48,150

Recreational Products — 3.4%
Pool Corporation	180	76,113

Specialty Retail — 1.9%
Tractor Supply Company	190	44,340

Financials — 2.3%
Financial Data Providers — 2.3%
FactSet Research Systems, Inc.	120	52,098

Health Care — 23.7%
Health Care Services — 3.2%
Veeva Systems, Inc. - Class A (a)	340	72,236

Medical Equipment — 8.7%
IDEXX Laboratories, Inc. (a)	145	79,324
Repligen Corporation (a)	305	57,367
STERIS plc	250	60,443
		197,134
Medical Supplies — 11.8%
Align Technology, Inc. (a)	115	50,140
Bio-Techne Corporation	180	77,947
Teleflex, Inc.	135	47,902
West Pharmaceutical Services, Inc.	220	90,357
		266,346

CONESTOGA MID CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 96.5% (Continued)	Shares	Value
Industrials — 21.9%
Aerospace — 3.4%
HEICO Corporation - Class A	600	$76,098

Containers & Packaging — 2.2%
Ball Corporation	545	49,050

Electronic Equipment: Gauges & Meters — 1.8%
Cognex Corporation	520	40,118

Electronic Equipment: Pollution Control — 1.1%
Xylem, Inc.	300	25,578

Machinery: Engines — 1.9%
Generac Holdings, Inc. (a)	145	43,103

Machinery: Specialty — 2.7%
Graco, Inc.	880	61,354

Professional Business Support Services — 5.6%
TransUnion	430	44,436
Verisk Analytics, Inc.	385	82,632
		127,068
Transaction Processing Services — 3.2%
Jack Henry & Associates, Inc.	370	72,909

Real Estate — 3.2%
Real Estate Services — 3.2%
CoStar Group, Inc. (a)	1,090	72,605

Technology — 24.5%
Computer Services — 6.1%
Gartner, Inc. (a)	245	72,877
Tyler Technologies, Inc. (a)	150	66,734
		139,611
Software — 18.4%
ANSYS, Inc. (a)	245	77,823

CONESTOGA MID CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 96.5% (Continued)	Shares	Value
Technology — 24.5% (Continued)
Software — 18.4% (Continued)
Avalara, Inc. (a)	380	$37,814
Coupa Software, Inc. (a)	250	25,408
Five9, Inc. (a)	265	29,256
Fortinet, Inc. (a)	240	82,017
Guidewire Software, Inc. (a)	380	35,956
Lightspeed Commerce, Inc. (a)	840	25,595
Qualtrics International, Inc. - Class A (a)	1,425	40,684
Roper Technologies, Inc.	130	61,389
		415,942
Utilities — 3.5%
Waste & Disposal Services — 3.5%
Waste Connections, Inc.	570	79,629

Total Investments at Value — 96.5% (Cost $2,249,072)		$2,185,719

Other Assets in Excess of Liabilities — 3.5%		78,374

Net Assets — 100.0%		$2,264,093

(a) Non-income producing security.
Schedule of Investments uses the Russell ICB Industry and Sector classification.
See accompanying notes to financial statements.

CONESTOGA MICRO CAP FUND PORTFOLIO HOLDINGS March 31, 2022 (Unaudited)

Diversification*
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Simulations Plus, Inc.	4.7%
Digi International, Inc.	4.4%
Vericel Corporation	4.2%
Thunderbird Entertainment Group, Inc.	4.1%
NV5 Global, Inc.	4.1%
Transcat, Inc.	4.0%
Model N, Inc.	3.9%
I3 Verticals, Inc. - Class A	3.9%
PROS Holdings, Inc.	3.7%
Construction Partners, Inc. - Class A	3.6%

*

Industry categories represent the industry assigned at the time of purchase. See Note 7 of the Notes to Financial Statements. Figures in the above chart may not sum to 100% due to the exclusion of other assets and liabilities, including cash.

CONESTOGA MICRO CAP FUND SCHEDULE OF INVESTMENTS March 31, 2022 (Unaudited)
COMMON STOCKS — 100.2%	Shares	Value
Basic Materials — 2.2%
Metal Fabricating — 2.2%
Omega Flex, Inc.	471	$61,169

Consumer Discretionary — 4.1%
Entertainment — 4.1%
Thunderbird Entertainment Group, Inc. (a)	33,801	113,233

Financials — 3.3%
Property & Casualty Insurance — 3.3%
Palomar Holdings, Inc. (a)	1,436	91,890

Health Care — 33.0%
Biotechnology — 10.2%
Codexis, Inc. (a)	4,071	83,944
NanoString Technologies, Inc. (a)	2,380	82,705
Vericel Corporation (a)	3,049	116,533
		283,182
Health Care Facilities — 3.3%
U.S. Physical Therapy, Inc.	924	91,892

Health Care Services — 3.2%
Health Catalyst, Inc. (a)	3,362	87,849

Medical Equipment — 11.1%
BioLife Solutions, Inc. (a)	3,274	74,418
CareDx, Inc. (a)	1,750	64,732
IntriCon Corporation (a)	2,940	70,148
OrthoPediatrics Corporation (a)	1,829	98,748
		308,046
Medical Services — 2.6%
Semler Scientific, Inc. (a)	1,471	72,903

Medical Supplies — 2.6%
Alpha Teknova, Inc. (a)	5,101	70,445

CONESTOGA MICRO CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 100.2% (Continued)	Shares	Value
Industrials — 36.0%
Construction — 3.6%
Construction Partners, Inc. - Class A (a)	3,853	$100,871

Electronic Equipment: Gauges & Meters — 6.8%
Mesa Laboratories, Inc.	301	76,719
Transcat, Inc. (a)	1,365	110,756
		187,475
Engineering & Contracting Services — 2.8%
Willdan Group, Inc. (a)	2,511	77,062

Industrial Suppliers — 6.5%
Computer Services, Inc.	1,922	95,139
CryoPort, Inc. (a)	2,432	84,901
		180,040
Machinery: Construction & Handling — 2.5%
Douglas Dynamics, Inc.	2,047	70,806

Professional Business Support Services — 7.2%
Montrose Environmental Group, Inc. (a)	1,615	85,482
NV5 Global, Inc. (a)	849	113,172
		198,654
Security Services — 2.7%
ShotSpotter, Inc. (a)	2,740	75,953

Transaction Processing Services — 3.9%
I3 Verticals, Inc. - Class A (a)	3,852	107,317

Technology — 17.2%
Software — 17.2%
Model N, Inc. (a)	4,018	108,084
PROS Holdings, Inc. (a)	3,053	101,695
Simulations Plus, Inc.	2,543	129,642
TECSYS, Inc.	2,625	66,570
UserTesting, Inc. (a)	6,725	71,890
		477,881

CONESTOGA MICRO CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 100.2% (Continued)	Shares	Value
Telecommunications — 4.4%
Telecommunications Equipment — 4.4%
Digi International, Inc. (a)	5,680	$122,234

Total Investments at Value — 100.2% (Cost $2,358,759)		$2,778,902

Liabilities in Excess of Other Assets — (0.2%)		(6,514)

Net Assets — 100.0%		$2,772,388

(a) Non-income producing security.
Schedule of Investments uses the Russell ICB Industry and Sector classification.
See accompanying notes to financial statements.

CONESTOGA FUNDS STATEMENTS OF ASSETS AND LIABILITIES March 31, 2022 (Unaudited)
	Conestoga Small Cap Fund	Conestoga SMid Cap Fund
ASSETS
Investments in unaffiliated securities, at cost	$2,090,997,129	$302,840,517
Investments in affiliated securities, at cost	510,239,211	—
Total investments, at cost	$2,601,236,340	$302,840,517
Investments in unaffiliated securities, at value (Note 2)	$3,263,689,062	$399,909,508
Investments in affiliated securities, at value (Notes 2 & 5)	570,856,334	—
Total investments, at value	3,834,545,396	399,909,508
Cash (Note 2)	49,520,234	5,983,991
Receivable for capital shares sold	2,942,437	230,315
Dividends and interest receivable	252,833	71,447
Other assets	80,644	36,865
Total assets	3,887,341,544	406,232,126

LIABILITIES
Payable for capital shares redeemed	1,352,390	717,918
Payable for investment securities purchased	451,560	—
Payable to Adviser (Note 4)	2,582,808	196,448
Accrued distribution fees (Note 4)	136,170	22,525
Accrued Trustees’ fees (Note 4)	46,575	46,575
Payable to administrator (Note 4)	50,540	11,518
Other accrued expenses	85,177	37,097
Total liabilities	4,705,220	1,032,081

NET ASSETS	$3,882,636,324	$405,200,045

NET ASSETS CONSIST OF:
Paid-in capital	$2,415,695,645	$313,494,798
Accumulated earnings	1,466,940,679	91,705,247
NET ASSETS	$3,882,636,324	$405,200,045

NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$3,053,488,772	$344,392,615
Institutional Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	41,474,162	14,961,072
Net asset value, offering price and redemption price per share (Note 2)	$73.62	$23.02
INVESTORS CLASS
Net assets applicable to Investors Class	$829,147,552	$60,807,430
Investors Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	11,460,586	2,691,421
Net asset value, offering price and redemption price per share (Note 2)	$72.35	$22.59

See accompanying notes to financial statements.

CONESTOGA FUNDS STATEMENTS OF ASSETS AND LIABILITIES March 31, 2022 (Unaudited) (Continued)
	Conestoga Mid Cap Fund	Conestoga Micro Cap Fund
ASSETS
Investments in unaffiliated securities, at cost	$2,249,072	$2,358,759
Investments in unaffiliated securities, at value (Note 2)	$2,185,719	$2,778,902
Cash (Note 2)	70,731	7,185
Receivable due from Adviser (Note 4)	6,746	9,323
Receivable for investment securities sold	—	43,277
Dividends and interest receivable	354	495
Other assets	28,203	4,447
Total assets	2,291,753	2,843,629

LIABILITIES
Payable for investment securities purchased	—	29,619
Accrued distribution fees (Note 4)	1,661	118
Accrued Trustees’ fees (Note 4)	456	663
Payable to administrator (Note 4)	4,270	4,270
Other accrued expenses	21,273	36,571
Total liabilities	27,660	71,241

NET ASSETS	$2,264,093	$2,772,388

NET ASSETS CONSIST OF:
Paid-in capital	$2,349,016	$2,442,109
Accumulated earnings (deficit)	(84,923)	330,279
NET ASSETS	$2,264,093	$2,772,388

NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$1,741,148	$2,597,085
Institutional Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	186,681	290,662
Net asset value, offering price and redemption price per share (Note 2)	$9.33	$8.94
INVESTORS CLASS
Net assets applicable to Investors Class	$522,945	$175,303
Investors Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	56,185	19,633
Net asset value, offering price and redemption price per share (Note 2)	$9.31	$8.93

See accompanying notes to financial statements.

CONESTOGA FUNDS STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 2022 (Unaudited)
	Conestoga Small Cap Fund	Conestoga SMid Cap Fund
INVESTMENT INCOME
Dividend income from unaffiliated investments	$3,603,272	$842,117
Dividend income from affiliated investments (Note 5)	1,535,737	—
Foreign withholding taxes on dividends	(43,596)	(4,267)
Interest	5,836	545
Total investment income	5,101,249	838,395

EXPENSES
Investment advisory fees (Note 4)	18,990,926	1,770,523
Distribution fees - Investors Class (Note 4)	1,159,317	79,569
Shareholder Servicing Fees (Note 4)
Institutional Class	823,295	144,223
Investors Class	231,870	15,914
Trustees’ fees and expenses (Note 4)	96,323	96,323
Fund accounting fees (Note 4)	143,343	46,306
Transfer agent fees (Note 4)	167,632	21,001
Custody and bank service fees	107,609	16,638
Registration and filing fees	87,741	36,441
Legal fees	59,717	59,717
Postage and supplies	71,067	10,214
Insurance expense	16,744	2,167
Audit and tax services fees	8,000	7,250
Printing of shareholder reports	6,499	1,716
Administration fees (Note 4)	1,500	1,500
Other expenses	12,215	10,216
Total expenses	21,983,798	2,319,718
Fee reductions and expense reimbursements by the Adviser (Note 4)	(2,069,419)	(469,626)
Net expenses	19,914,379	1,850,092

NET INVESTMENT LOSS	(14,813,130)	(1,011,697)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from unaffiliated investments	310,640,015	(304,528)
Net realized losses from affiliated investments (Note 5)	(13,994,307)	—
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(689,602,717)	(50,584,253)
Net change in unrealized appreciation (depreciation) on affiliated investments (Note 5)	(68,564,580)	—
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(461,521,589)	(50,888,781)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(476,334,719)	$(51,900,478)

See accompanying notes to financial statements.

CONESTOGA FUNDS STATEMENTS OF OPERATIONS For the Six Months or Period Ended March 31, 2022 (Unaudited)
	Conestoga Mid Cap Fund	Conestoga Micro Cap Fund(a)
INVESTMENT INCOME
Dividend income from unaffiliated investments	$3,527	$2,536
Foreign withholding taxes on dividends	(27)	—
Interest	2	2
Total investment income	3,502	2,538

EXPENSES
Legal fees	67,217	12,000
Fund accounting fees (Note 4)	18,090	10,528
Investment advisory fees (Note 4)	6,861	7,868
Audit and tax services fees	7,486	5,800
Registration and filing fees	9,599	3,285
Transfer agent fees (Note 4)	6,000	3,484
Printing of shareholder reports	1,543	3,629
Postage and supplies	2,006	1,300
Administration fees (Note 4)	1,500	871
Custody and bank service fees	1,299	901
Shareholder Servicing Fees (Note 4)
Institutional Class	590	740
Investors Class	134	24
Trustees’ fees and expenses (Note 4)	819	663
Distribution fees - Investors Class (Note 4)	670	118
Insurance expense	14	—
Other expenses	9,047	5,312
Total expenses	132,875	56,523
Fee reductions and expense reimbursements by the Adviser (Note 4)	(125,345)	(46,570)
Net expenses	7,530	9,953

NET INVESTMENT LOSS	(4,028)	(7,415)

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
Net realized losses from unaffiliated investments	(15,280)	(82,449)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(100,374)	(230,827)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(115,654)	(313,276)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(119,682)	$(320,691)

(a)	Represents the period from commencement of operations (December 20, 2021) through March 31, 2022.

See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021
FROM OPERATIONS
Net investment loss	$(14,813,130)	$(29,204,414)
Net realized gains from investments	296,645,708	229,435,633
Net change in unrealized appreciation (depreciation) on investments	(758,167,297)	962,102,100
Net increase (decrease) in net assets resulting from operations	(476,334,719)	1,162,333,319

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Class	(174,426,787)	—
Investors Class	(51,042,164)	—
Decrease in net assets from distributions to shareholders	(225,468,951)	—

CAPITAL SHARE TRANSACTIONS (Note 6)
Institutional Class
Proceeds from shares sold	431,472,466	783,876,197
Reinvestment of distributions to shareholders	115,710,799	—
Payments for shares redeemed	(334,313,714)	(470,707,498)
Net increase in Institutional Class net assets from capital share transactions	212,869,551	313,168,699

Investors Class
Proceeds from shares sold	71,001,841	118,468,533
Reinvestment of distributions to shareholders	45,633,567	—
Payments for shares redeemed	(99,488,087)	(248,225,990)
Net increase (decrease) in Investors Class net assets from capital share transactions	17,147,321	(129,757,457)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(471,786,798)	1,345,744,561

NET ASSETS
Beginning of period	4,354,423,122	3,008,678,561
End of period	$3,882,636,324	$4,354,423,122

See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021
FROM OPERATIONS
Net investment loss	$(1,011,697)	$(1,749,829)
Net realized gains (losses) from investments	(304,528)	7,623,945
Net change in unrealized appreciation (depreciation) on investments	(50,584,253)	87,198,122
Net increase (decrease) in net assets resulting from operations	(51,900,478)	93,072,238

CAPITAL SHARE TRANSACTIONS (Note 6)
Institutional Class
Proceeds from shares sold	71,192,859	144,722,264
Payments for shares redeemed	(40,647,030)	(51,920,798)
Net increase in Institutional Class net assets from capital share transactions	30,545,829	92,801,466

Investors Class
Proceeds from shares sold	16,121,857	15,006,418
Payments for shares redeemed	(11,234,340)	(18,625,647)
Net increase (decrease) in Investors Class net assets from capital share transactions	4,887,517	(3,619,229)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,467,132)	182,254,475

NET ASSETS
Beginning of period	421,667,177	239,412,702
End of period	$405,200,045	$421,667,177

See accompanying notes to financial statements.

CONESTOGA MID CAP FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended March 31, 2022 (Unaudited)	Period Ended September 30, 2021(a)
FROM OPERATIONS
Net investment loss	$(4,028)	$(2,357)
Net realized gains (losses) from investments	(15,280)	95
Net change in unrealized appreciation (depreciation) on investments	(100,374)	37,021
Net increase (decrease) in net assets resulting from operations	(119,682)	34,759

CAPITAL SHARE TRANSACTIONS (Note 6)
Institutional Class
Proceeds from shares sold	641,459	1,145,200
Payments for shares redeemed	(137)	—
Net increase in Institutional Class net assets from capital share transactions	641,322	1,145,200

Investors Class
Proceeds from shares sold	48,000	614,658
Payments for shares redeemed	(40,564)	(59,600)
Net increase in Investors Class net assets from capital share transactions	7,436	555,058

TOTAL INCREASE IN NET ASSETS	529,076	1,735,017

NET ASSETS
Beginning of period	1,735,017	—
End of period	$2,264,093	$1,735,017

(a)	Represents the period from commencement of operations (June 29, 2021) through September 30, 2021.

See accompanying notes to financial statements.

CONESTOGA MICRO CAP FUND STATEMENT OF CHANGES IN NET ASSETS
Period Ended March 31, 2022(a) (Unaudited)
FROM OPERATIONS
Net investment loss	$(7,415)
Net realized losses from investments	(82,449)
Net change in unrealized appreciation (depreciation) on investments	(230,827)
Net increase in net assets resulting from operations	(320,691)

CAPITAL SHARE TRANSACTIONS (Note 6)
Institutional Class
Proceeds from shares sold	123,375
Shares issued in connection with Fund Reorganization	2,777,245
Net increase in Institutional Class net assets from capital share transactions	2,900,620

Investors Class
Proceeds from shares sold	48,757
Payments for shares redeemed	(14,117)
Shares issued in connection with Fund Reorganization	157,819
Net increase in Investors Class net assets from capital share transactions	192,459

TOTAL INCREASE IN NET ASSETS	2,772,388

NET ASSETS
Beginning of period	—
End of period	$2,772,388

(a)	Represents the period from commencement of operations (December 20, 2021) through March 31, 2022.

See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months Ended March 31, 2022 (Unaudited)		Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017
Net asset value at beginning of period	$87.18		$63.19	$58.40	$61.27	$50.29	$39.01

Income (loss) from investment operations:
Net investment loss (a)	(0.27)		(0.56)	(0.33)	(0.23)	(0.19)	(0.12)
Net realized and unrealized gains (losses) on investments	(8.79)		24.55	6.39	(1.93)	13.93	11.88
Total from investment operations	(9.06)		23.99	6.06	(2.16)	13.74	11.76

Less distributions from net realized gains	(4.50)		—	(1.27)	(0.71)	(2.76)	(0.48)

Net asset value at end of period	$73.62		$87.18	$63.19	$58.40	$61.27	$50.29

Total return (b)	(11.03	%)(c)	37.96%	10.53%	(3.39%)	28.75%	30.43%

Net assets at end of period (000,000’s)	$3,053		$3,386	$2,204	$1,752	$1,648	$607

Ratios/supplementary data:
Ratio of total expenses to average net assets	0.98	%(d)	0.98%	1.00%	0.99%	0.99%	1.02%
Ratio of net expenses to average net assets (e)	0.90	%(d)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment loss to average net assets (e)	(0.66	%)(d)	(0.69%)	(0.56%)	(0.41%)	(0.37%)	(0.28%)
Portfolio turnover rate	15	%(c)	19%	22%	26%	9%	24%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND INVESTORS CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months Ended March 31, 2022 (Unaudited)		Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017
Net asset value at beginning of period	$85.83		$62.33	$57.74	$60.70	$49.95	$38.83

Income (loss) from investment operations:
Net investment loss (a)	(0.35)		(0.70)	(0.44)	(0.33)	(0.30)	(0.20)
Net realized and unrealized gains (losses) on investments	(8.63)		24.20	6.30	(1.92)	13.81	11.80
Total from investment operations	(8.98)		23.50	5.86	(2.25)	13.51	11.60

Less distributions from net realized gains	(4.50)		—	(1.27)	(0.71)	(2.76)	(0.48)

Net asset value at end of period	$72.35		$85.83	$62.33	$57.74	$60.70	$49.95

Total return (b)	(11.11	%)(c)	37.70%	10.30%	(3.57%)	28.47%	30.16%

Net assets at end of period (000,000’s)	$829		$968	$805	$858	$1,033	$702

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.26	%(d)	1.25%	1.28%	1.27%	1.29%	1.34%
Ratio of net expenses to average net assets (e)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment loss to average net assets (e)	(0.86	%)(d)	(0.89%)	(0.75%)	(0.60%)	(0.56%)	(0.48%)
Portfolio turnover rate	15	%(c)	19%	22%	26%	9%	24%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months Ended March 31, 2022 (Unaudited)		Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017
Net asset value at beginning of period	$26.13		$19.29	$17.18	$17.05	$12.80	$9.99

Income (loss) from investment operations:
Net investment loss (a)	(0.06)		(0.11)	(0.06)	(0.03)	(0.06)	(0.05)
Net realized and unrealized gains (losses) on investments	(3.05)		6.95	2.40	0.30	4.35	2.86
Total from investment operations	(3.11)		6.84	2.34	0.27	4.29	2.81

Less distributions from net realized gains	—		—	(0.23)	(0.14)	(0.04)	—

Net asset value at end of period	$23.02		$26.13	$19.29	$17.18	$17.05	$12.80

Total return (b)	(11.90	%)(c)	35.46%	13.76%	1.72%	33.64%	28.13%

Net assets at end of period (000’s)	$344,393		$357,479	$188,836	$80,814	$45,210	$21,653

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.07	%(d)	1.10%	1.26%	1.39%	1.62%	2.11%
Ratio of net expenses to average net assets (e)(f)	0.85	%(d)	0.85%	0.85%	0.85%	0.86%	0.96%
Ratio of net investment loss to average net assets (e)	(0.45	%)(d)	(0.47%)	(0.34%)	(0.20%)	(0.37%)	(0.47%)
Portfolio turnover rate	8	%(c)	17%	11%	37%	8%	24%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
(f)

Effective January 31, 2018, the Adviser has agreed to reduce its advisory fees and reimburse other expenses in order to limit annual operating expenses to 0.85% of the average daily net assets allocable to Institutional Class Shares. Between January 31, 2017 and January 31, 2018, the expense limitation had been 0.90%. Prior to January 31, 2017, the expense limitation had been 1.10%.

See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND INVESTORS CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months Ended March 31, 2022 (Unaudited)		Year Ended Sept. 30, 2021	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017
Net asset value at beginning of period	$25.68		$19.01	$16.97	$16.88	$12.71	$9.94

Income (loss) from investment operations:
Net investment loss (a)	(0.09)		(0.17)	(0.10)	(0.07)	(0.09)	(0.08)
Net realized and unrealized gains (losses) on investments	(3.00)		6.84	2.37	0.30	4.30	2.85
Total from investment operations	(3.09)		6.67	2.27	0.23	4.21	2.77

Less distributions from net realized gains	—		—	(0.23)	(0.14)	(0.04)	—

Net asset value at end of period	$22.59		$25.68	$19.01	$16.97	$16.88	$12.71

Total return (b)	(12.03	%)(c)	35.09%	13.52%	1.50%	33.25%	27.87%

Net assets at end of period (000’s)	$60,807		$64,189	$50,577	$43,422	$38,680	$3,388

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.35	%(d)	1.36%	1.51%	1.64%	1.95%	3.04%
Ratio of net expenses to average net assets (e)(f)	1.10	%(d)	1.10%	1.10%	1.10%	1.10%	1.20%
Ratio of net investment loss to average net assets (e)	(0.70	%)(d)	(0.71%)	(0.57%)	(0.45%)	(0.62%)	(0.73%)
Portfolio turnover rate	8	%(c)	17%	11%	37%	8%	24%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
(f)

Effective January 31, 2018, the Adviser has agreed to reduce its advisory fees and reimburse other expenses in order to limit annual operating expenses to 1.10% of the average daily net assets allocable to Investors Class Shares. Between January 31, 2017 and January 31, 2018, the expense limitation had been 1.15%. Prior to January 31, 2017, the expense limitation had been 1.35%.

See accompanying notes to financial statements.

CONESTOGA MID CAP FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months Ended March 31, 2022 (Unaudited)		Period Ended Sept. 30, 2021(a)
Net asset value at beginning of period	$10.32		$10.00

Income (loss) from investment operations:
Net investment loss (b)	(0.02)		(0.01)
Net realized and unrealized gains (losses) on investments	(0.97)		0.33
Total from investment operations	(0.99)		0.32

Net asset value at end of period	$9.33		$10.32

Total return (c)	(9.59	%)(d)	3.20	%(d)

Net assets at end of period (000’s)	$1,741		$1,168

Ratios/supplementary data:
Ratio of total expenses to average net assets	15.13	%(e)	16.18	%(e)
Ratio of net expenses to average net assets (f)	0.80	%(e)	0.80	%(e)
Ratio of net investment loss to average net assets (f)	(0.39	%)(e)	(0.50	%)(e)
Portfolio turnover rate	16	%(d)	1	%(d)

(a)	Represents the period from the commencement of operations (June 29, 2021) through September 30, 2021.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

CONESTOGA MID CAP FUND INVESTORS CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months Ended March 31, 2022 (Unaudited)		Period Ended Sept. 30, 2021(a)
Net asset value at beginning of period	$10.31		$10.00

Income (loss) from investment operations:
Net investment loss (b)	(0.03)		(0.02)
Net realized and unrealized gains (losses) on investments	(0.97)		0.33
Total from investment operations	(1.00)		0.31

Net asset value at end of period	$9.31		$10.31

Total return (c)	(9.70	%)(d)	3.10	%(d)

Net assets at end of period (000’s)	$523		$567

Ratios/supplementary data:
Ratio of total expenses to average net assets	16.22	%(e)	17.54	%(e)
Ratio of net expenses to average net assets (f)	1.05	%(e)	1.05	%(e)
Ratio of net investment loss to average net assets (f)	(0.64	%)(e)	(0.73	%)(e)
Portfolio turnover rate	16	%(d)	1	%(d)

(a)	Represents the period from the commencement of operations (June 29, 2021) through September 30, 2021.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

CONESTOGA MICRO CAP FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout the Period:
	Period Ended March 31, 2022(a) (Unaudited)
Net asset value at beginning of period	$10.00

Loss from investment operations:
Net investment loss (b)	(0.02)
Net realized and unrealized losses on investments	(1.04)
Total from investment operations	(1.06)

Net asset value at end of period	$8.94

Total return (c)	(10.60	%)(d)

Net assets at end of period (000’s)	$2,597

Ratios/supplementary data:
Ratio of total expenses to average net assets	6.98	%(e)
Ratio of net expenses to average net assets (f)	1.25	%(e)
Ratio of net investment loss to average net assets (f)	(0.93	%)(e)
Portfolio turnover rate	15	%(d)

(a)	Represents the period from the commencement of operations (December 20, 2021) through March 31, 2022.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

CONESTOGA MICRO CAP FUND INVESTORS CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout the Period:
	Period Ended March 31, 2022(a) (Unaudited)
Net asset value at beginning of period	$10.00

Loss from investment operations:
Net investment loss (b)	(0.03)
Net realized and unrealized losses on investments	(1.04)
Total from investment operations	(1.07)

Net asset value at end of period	$8.93

Total return (c)	(10.70	%)(d)

Net assets at end of period (000’s)	$175

Ratios/supplementary data:
Ratio of total expenses to average net assets	10.35	%(e)
Ratio of net expenses to average net assets (f)	1.50	%(e)
Ratio of net investment loss to average net assets (f)	(1.18	%)(e)
Portfolio turnover rate	15	%(d)

(a)	Represents the period from the commencement of operations (December 20, 2021) through March 31, 2022.
(b)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2022 (Unaudited)

1. Organization

Conestoga Funds (the “Trust”) was organized as a Delaware statutory trust on February 5, 2002. The Trust consists of four series, the Conestoga Small Cap Fund (the “Small Cap Fund”), the Conestoga SMid Cap Fund (the “SMid Cap Fund”), the Conestoga Mid Cap Fund (the “Mid Cap Fund”) and the Conestoga Micro Cap Fund (the “Micro Cap Fund”) (individually, a “Fund” and collectively, the “Funds”). The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund’s investment objective is to achieve long-term growth of capital. Each Fund currently offers two classes of shares, Institutional Class and Investors Class. The Mid Cap Fund commenced operations on June 29, 2021 and the Micro Cap Fund commenced operations on December 20, 2021.

Each Fund’s two classes of shares represent interests in the same portfolio of investments, and have the same rights, but the share classes differ primarily in the expenses to which they are subject and have differing investment minimums. Institutional Class shares are sold without any sales loads or distribution fees but are subject to a shareholder servicing fee of up to 0.10% of the average daily net assets allocable to Institutional Class shares and require a $250,000 initial investment. Investors Class shares are sold without any sales loads but are subject to a distribution fee of up to 0.25% and a shareholder servicing fee of up to 0.25% of the average daily net assets allocable to Investors Class shares and require a $2,500 initial investment. The Board of Trustees of the Trust (the “Board”) has determined to limit the shareholder servicing fees paid by Investors Class shares of each Fund to 0.05% of the average daily net assets allocable to Investors Class shares until at least September 30, 2022.

The organizational costs for the Mid Cap Fund totaled $4,324 and were charged to expenses as incurred. These costs are eligible for recoupment by the Conestoga Capital Advisors, LLC (the “Adviser”) within two years of the Mid Cap Fund’s commencement date of operations. During the six months ended March 31, 2022, the Adviser did not recoup any organizational costs for the Mid Cap Fund.

The Micro Cap Fund is the successor to a limited partnership, the Conestoga Micro Cap Fund, L.P. (the “Predecessor Fund”), which was organized in November 2018. Effective as of the close of business on December 17, 2021, all the assets, subject to the liabilities of the Predecessor Fund, were transferred to the Micro Cap Fund in exchange for 293,507 shares at a net asset value per share (“NAV”) of $10.00 of the Micro Cap Fund to the limited partners of the Predecessor Fund. The Micro Cap Fund is a successor to the Predecessor Fund and has substantially the same investment objectives and strategies as did the Predecessor Fund. The net assets contributed resulting from these tax-free transactions on the close of business December 17, 2021, after the reorganization, was $2,935,064, including net unrealized appreciation of $650,970 and net investment cost of $2,180,789. For financial reporting purposes, assets received and shares issued were

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Micro Cap Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange, Inc. (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Funds value their listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted bid price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value, as determined in good faith by the Trust’s officers, in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate each Fund’s NAV may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Funds’ investments based on the inputs used to value the investments as of March 31, 2022:

Conestoga Small Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$3,834,545,396	$—	$—	$3,834,545,396
Total	$3,834,545,396	$—	$—	$3,834,545,396

Conestoga SMid Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$399,909,508	$—	$—	$399,909,508
Total	$399,909,508	$—	$—	$399,909,508

Conestoga Mid Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$2,185,719	$—	$—	$2,185,719
Total	$2,185,719	$—	$—	$2,185,719

Conestoga Micro Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$2,778,902	$—	$—	$2,778,902
Total	$2,778,902	$—	$—	$2,778,902

Refer to each Fund’s Schedule of Investments for a listing of the common stocks by industry and sector type. The Funds did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the six months or period ended March 31, 2022.

Share valuation – The NAV per share of each class of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of each Fund is equal to the NAV per share of such class.

Cash – Each Fund’s cash is held in a bank account with balances which may exceed the amount covered by federal deposit insurance. As of March 31, 2022, the cash balances reflected on the Statements of Assets and Liabilities for each Fund represent the amount held in a deposit sweep account.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated between the Funds based on the relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Distributions to shareholders – Each Fund distributes to its shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders of the Small Cap Fund during the six months ended March 31, 2022 was long-term capital gains. There were no distributions paid to shareholders of the SMid Cap Fund, the Mid Cap Fund or the Micro Cap Fund for the six months or period ended March 31, 2022. There were no distributions paid to shareholders of each Fund for the year or period ended September 30, 2021.

Allocation between classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of a Fund based upon its proportionate share of total net assets of that Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses that are not attributable to a specific class are allocated daily to each class of shares of a Fund based upon its proportionate share of total net assets.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – Each Fund intends to or has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2022:

	Small Cap Fund	SMid Cap Fund
Tax cost of portfolio investments	$2,606,481,513	$305,143,708
Gross unrealized appreciation	$1,415,130,327	$116,600,884
Gross unrealized depreciation	(187,066,444)	(21,835,084)
Net unrealized appreciation	1,228,063,883	94,765,800
Accumulated net investment loss	(38,236,967)	(2,555,490)
Capital loss carry-forwards	—	(1,776,066)
Other gains	277,113,763	1,271,003
Accumulated earnings	$1,466,940,679	$91,705,247

	Mid Cap Fund	Micro Cap Fund
Tax cost of portfolio investments	$2,252,804	$2,371,311
Gross unrealized appreciation	$124,138	$612,936
Gross unrealized depreciation	(191,223)	(205,345)
Net unrealized appreciation (depreciation)	(67,085)	407,591
Accumulated net investment loss	(6,290)	(7,415)
Other losses	(11,548)	(69,897)
Accumulated earnings (deficit)	$(84,923)	$330,279

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for the Funds are due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

As of September 30, 2021, the SMid Cap Fund had a short-term capital loss carryforward of $1,236,463 and a long-term capital loss carryforward of $539,603 for federal income tax purposes. These capital loss carryforwards, which do not expire, are available to offset net realized capital gains in the current and future years, thereby reducing future taxable gain distributions.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions for the current and

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the six months or period ended March 31, 2022, the cost of purchases and proceeds from sales of investment securities, other than short-term investments, were as follows:

	Small Cap Fund	SMid Cap Fund	Mid Cap Fund	Micro Cap Fund
Purchases of investment securities	$750,250,299	$80,896,526	$871,898	$2,865,944
Proceeds from sales of investment securities	$599,178,932	$30,791,697	$27,447	$424,735

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Small Cap Fund has entered into an Investment Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the Small Cap Fund. For these services, the Small Cap Fund pays the Adviser a fee, calculated daily and paid monthly, equal to an annual rate of 0.90% of its average daily net assets. The Adviser has contractually agreed to limit the Small Cap Fund’s net annual operating expenses (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions, interest, other expenditures that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to 1.10% (for the Investors Class) and 0.90% (for the Institutional Class) of average daily net assets until at least January 31, 2023. During the six months ended March 31, 2022, the Adviser reduced its fees from the Small Cap Fund by $557,113 and reimbursed other operating expenses of $1,512,306 under this arrangement. In addition, if at any point during the 24 months following the date that the Adviser reduced its fees and/or made expense reimbursements, it becomes unnecessary for the Adviser to reduce its fees or make expense reimbursements, the Adviser may recapture any of its prior fee reductions or expense reimbursements to the extent such recapture does not cause the Fund’s total annual operating expenses to exceed the applicable expense limitation that was in effect at the time of the fee reduction or expense reimbursement. As of March 31, 2022, the Adviser may seek recovery of advisory fee reductions and expense reimbursements no later than the dates as stated below:

	September 30, 2022	September 30, 2023	March 31, 2024	Total
Small Cap Fund	$1,595,165	$3,899,668	$2,069,419	$7,564,252

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

During the six months ended March 31, 2022, the Adviser did not recover any previous fee reductions or expense reimbursements from the Small Cap Fund.

The SMid Cap Fund has entered into an Investment Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the SMid Cap Fund. For these services, the SMid Cap Fund pays the Adviser a fee, calculated daily and paid monthly, equal to an annual rate of 0.85% of its average daily net assets. The Adviser has contractually agreed to limit the SMid Cap Fund’s net annual operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to 1.10% (for the Investors Class) and 0.85% (for the Institutional Class) of average daily net assets until at least January 31, 2023. During the six months ended March 31, 2022, the Adviser reduced its fees from the SMid Cap Fund by $258,538 and reimbursed other operating expenses of $211,088 under this arrangement. In addition, if at any point during the 24 months following the date that the Adviser reduced its fees and/or made expense reimbursements, it becomes unnecessary for the Adviser to reduce its fees or make expense reimbursements, the Adviser may recapture any of its prior fee reductions or expense reimbursements to the extent such recapture does not cause the Fund’s total annual operating expenses to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the fee reduction or expense reimbursement. As of March 31, 2022, the Adviser may seek recovery of advisory fee reductions and expense reimbursements no later than the dates as stated below:

	September 30, 2022	September 30, 2023	March 31, 2024	Total
SMid Cap Fund	$377,195	$863,983	$469,626	$1,710,804

During the six months ended March 31, 2022, the Adviser did not recover any previous fee reductions or expense reimbursements from the SMid Cap Fund.

The Mid Cap Fund has entered into an Investment Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the Mid Cap Fund. For these services, the Mid Cap Fund pays the Adviser a fee, calculated daily and paid monthly, equal to an annual rate of 0.80% of its average daily net assets. The Adviser has contractually agreed to limit the Mid Cap Fund’s net annual operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to 1.05% (for the Investors Class) and 0.80% (for the Institutional Class) of average daily net assets until at least January 31, 2023. During the six months ended March 31, 2022, the Adviser did not collect any of its advisory fees from the Mid Cap Fund and reimbursed other operating expenses of $125,345 under this arrangement. In addition, if at any point during the 24 months following the date that the

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Adviser reduced its fees and/or made expense reimbursements, it becomes unnecessary for the Adviser to reduce its fees or make expense reimbursements, the Adviser may recapture any of its prior fee reductions or expense reimbursements to the extent such recapture does not cause the Fund’s total annual operating expenses to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the fee reduction or expense reimbursement. As of March 31, 2022, the Adviser may seek recovery of advisory fee reductions and expense reimbursements no later than the dates as stated below:

	September 30, 2023	March 31, 2024	Total
Mid Cap Fund	$64,920	$125,345	$190,265

The Micro Cap Fund has entered into an Investment Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the Micro Cap Fund. For these services, the Micro Cap Fund pays the Adviser a fee, calculated daily and paid monthly, equal to an annual rate of 1.00% of its average daily net assets. The Adviser has contractually agreed to limit the Micro Cap Fund’s net annual operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to 1.50% (for the Investors Class) and 1.25% (for the Institutional Class) of average daily net assets until at least January 31, 2023. During the period ended March 31, 2022, the Adviser did not collect any of its advisory fees from the Micro Cap Fund and reimbursed other operating expenses of $46,570 under this arrangement. In addition, if at any point during the 24 months following the date that the Adviser reduced its fees and/or made expense reimbursements, it becomes unnecessary for the Adviser to reduce its fees or make expense reimbursements, the Adviser may recapture any of its prior fee reductions or expense reimbursements to the extent such recapture does not cause the Fund’s total annual operating expenses to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the fee reduction or expense reimbursement. As of March 31, 2022, the Adviser may seek recovery of advisory fee reductions and expense reimbursements no later than the date as stated below:

	March 31, 2024	Total
Micro Cap Fund	$46,570	$46,570

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

The Trust, on behalf of each Fund, has adopted a distribution plan (the “Distribution Plan”), pursuant to Rule 12b-1 under the 1940 Act, which permits each Fund to pay certain expenses associated with the distribution of Investors Class shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Funds. The Distribution Plan provides that each Fund may reimburse the Distributor (hereinafter defined) for distribution expenses in an amount not exceeding, on an annual basis, 0.25% of the average daily net assets allocable to Investors Class shares. During the six months or period ended March 31, 2022, Investors Class shares of the Small Cap Fund, the SMid Cap Fund, the Mid Cap Fund and the Micro Cap Fund incurred fees of $1,159,317, $79,569, $670 and $118, respectively, under the Distribution Plan.

The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan under which each Fund may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers. Each Fund may pay shareholder servicing fees in an amount not exceeding, on an annual basis, 0.10% of the average daily net assets allocable to the Institutional Class shares and 0.25% of the average daily net assets allocable to the Investors Class shares. The Board has approved a limitation on the shareholder servicing fees of 0.05% of the average daily net assets attributable to Investors Class shares for the six months or period ended March 31, 2022. During the six months ended March 31, 2022, Institutional Class shares and Investors Class shares of the Small Cap Fund incurred fees of $823,295 and $231,870, respectively, under the Shareholder Servicing Plan. During the six months ended March 31, 2022, Institutional Class shares and Investors Class shares of the SMid Cap Fund incurred fees of $144,223 and $15,914, respectively, under the Shareholder Servicing Plan. During the six months ended March 31, 2022, Institutional Class shares and Investors Class shares of the Mid Cap Fund incurred fees of $590 and $134, respectively, under the Shareholder Servicing Plan. During the period ended March 31, 2022, Institutional Class shares and Investors Class shares of the Micro Cap Fund incurred fees of $740 and $24, respectively, under the Shareholder Servicing Plan.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund accounting, compliance, transfer agency and certain administration services to the Funds. Each Fund pays Ultimus fees in accordance with the agreements for such services. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs related to the pricing of its portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to each Fund. The Distributor is a wholly-owned subsidiary of Ultimus.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Certain officers of the Trust are also officers of Ultimus and/or the Distributor. An employee of Ultimus serves as the Trust’s Anti-Money Laundering Officer.

TRUSTEE COMPENSATION

Trustees affiliated with the Adviser are not compensated by the Trust for their services. Effective January 1, 2022, each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a quarterly retainer of $12,500 ($19,500 for the Lead Independent Trustee and $18,350 for the Chair of the Audit Committee), a fee of $5,000 for each quarterly or special meeting attended in person, and 50% of such meeting fee for telephonic meetings attended. Prior to January 1, 2022, each Independent Trustee received from the Trust a quarterly retainer of $11,250 (except that such fee was $17,750 for the Lead Independent Trustee and $16,650 for the Chair of the Audit Committee), a fee of $5,000 for each quarterly or special meeting attended in person, and 50% of such meeting fee for telephonic meetings attended. Each Fund pays its proportionate share of such fees.

PRINCIPAL HOLDERS OF FUND SHARES

As of March 31, 2022, the following shareholders owned of record 25% or more of the outstanding shares of each class of each Fund:

NAME OF RECORD OWNER	% Ownership
Conestoga Small Cap Fund - Institutional Class
National Financial Services, LLC (for the benefit of its customers)	27%
Conestoga Small Cap Fund - Investors Class
National Financial Services, LLC (for the benefit of its customers)	40%
Conestoga SMid Cap Fund - Institutional Class
National Financial Services, LLC (for the benefit of its customers)	40%
Charles Schwab & Company, Inc. (for the benefit of its customers)	37%
Conestoga SMid Cap Fund - Investors Class
National Financial Services, LLC (for the benefit of its customers)	53%
Charles Schwab & Company, Inc. (for the benefit of its customers)	26%
Conestoga Mid Cap Fund - Institutional Class
Dominion Carolina Gas Transmission, LLC	39%
Conestoga Mid Cap Fund - Investors Class
Vanguard Brokerage Services (for the benefit of its customers)	26%
Conestoga Micro Cap Fund - Investors Class
Lauren L. Studebaker	59%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Affiliated Issuers

A company is considered an affiliate of a Fund under the 1940 Act if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of the company. The industry and percentage of net assets for these holdings can be found on the Small Cap Fund’s Schedule of Investments. As of September 30, 2021, Vocera Communications, Inc. (“Vocera”) was an affiliate of the Small Cap Fund, but as of March 31, 2022, the Small Cap Fund does not hold a position in Vocera, which is no longer an affiliate of the Small Cap Fund. Further information on these holdings for the six months ended March 31, 2022 appears below:

	Construction Partners, Inc. - Class A	Douglas Dynamics, Inc.	LeMaitre Vascular, Inc.
Percentage of Outstanding Voting Shares Owned	7.65%	7.41%	5.91%
Shares at Beginning of Period	3,117,891	1,224,465	1,274,721
Shares Purchased During the Period	32,575	479,350	20,550
Shares Sold During the Period	—	—	—
Shares at End of Period	3,150,466	1,703,815	1,295,271
Market Value at Beginning of Period	$104,044,023	$44,448,079	$67,674,938
Cost of Purchases During the Period	885,017	20,674,935	888,759
Cost of Sales During the Period	—	—	—
Change in Unrealized Appreciation (Depreciation)	(22,449,840)	(6,188,053)	(8,372,454)
Market Value at End of Period	$82,479,200	$58,934,961	$60,191,243
Net Realized Losses During the Period	$—	$—	$—
Dividend Income Earned During the Period	$—	$973,039	$302,128

	Mesa Laboratories, Inc.	Model N, Inc.	PROS Holdings, Inc.
Percentage of Outstanding Voting Shares Owned	6.83%	8.66%	5.31%
Shares at Beginning of Period	354,081	2,553,844	1,436,840
Shares Purchased During the Period	5,700	1,034,783	1,225,000
Shares Sold During the Period	—	(432,000)	(272,000)
Shares at End of Period	359,781	3,156,627	2,389,840
Market Value at Beginning of Period	$107,059,931	$85,553,774	$50,979,083
Cost of Purchases During the Period	1,568,982	31,751,898	42,303,067
Cost of Sales During the Period	—	(16,076,729)	(10,565,134)
Change in Unrealized Appreciation (Depreciation)	(16,927,932)	(16,315,677)	(3,111,446)
Market Value at End of Period	$91,700,981	$84,913,266	$79,605,570
Net Realized Losses During the Period	$—	$(4,757,850)	$(2,966,073)
Dividend Income Earned During the Period	$114,218	$—	$—

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	Simulations Plus, Inc.	Vertex, Inc. - Class A	Total
Percentage of Outstanding Voting Shares Owned	7.55%	5.45%
Shares at Beginning of Period	905,596	1,682,790
Shares Purchased During the Period	796,000	849,000
Shares Sold During the Period	(179,000)	(223,500)
Shares at End of Period	1,522,596	2,308,290
Market Value at Beginning of Period	$35,771,042	$32,343,224	$527,874,094
Cost of Purchases During the Period	41,045,816	15,678,402	154,796,876
Cost of Sales During the Period	(10,736,591)	(5,871,602)	(43,250,056)
Change in Unrealized Appreciation (Depreciation)	11,541,677	(6,740,855)	(68,564,580)
Market Value at End of Period	$77,621,944	$35,409,169	$570,856,334
Net Realized Losses During the Period	$(3,436,336)	$(2,834,048)	$(13,994,307)
Dividend Income Earned During the Period	$146,352	$—	$1,535,737

6. Capital Share Activity

The following table summarizes the capital share activity in Institutional Class shares of the Small Cap Fund:

	For the Six Months Ended March 31, 2022		For the Year Ended September 30, 2021
	Shares	Value	Shares	Value
Issued	5,407,760	$431,472,466	9,832,515	$783,876,197
Reinvested	1,377,510	115,710,799	—	—
Redeemed	(4,149,331)	(334,313,714)	(5,877,642)	(470,707,498)
Total	2,635,939	$212,869,551	3,954,873	$313,168,699

The following table summarizes the capital share activity in Investors Class shares of the Small Cap Fund:

	For the Six Months Ended March 31, 2022		For the Year Ended September 30, 2021
	Shares	Value	Shares	Value
Issued	875,864	$71,001,841	1,502,807	$118,468,533
Reinvested	552,464	45,633,567	—	—
Redeemed	(1,252,021)	(99,488,087)	(3,127,143)	(248,225,990)
Total	176,307	$17,147,321	(1,624,336)	$(129,757,457)

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following table summarizes the capital share activity in Institutional Class shares of the SMid Cap Fund:

	For the Six Months Ended March 31, 2022		For the Year Ended September 30, 2021
	Shares	Value	Shares	Value
Issued	3,003,005	$71,192,859	6,081,217	$144,722,264
Redeemed	(1,723,497)	(40,647,030)	(2,187,178)	(51,920,798)
Total	1,279,508	$30,545,829	3,894,039	$92,801,466

The following table summarizes the capital share activity in Investors Class shares of the SMid Cap Fund:

	For the Six Months Ended March 31, 2022		For the Year Ended September 30, 2021
	Shares	Value	Shares	Value
Issued	664,923	$16,121,857	645,803	$15,006,418
Redeemed	(473,328)	(11,234,340)	(806,790)	(18,625,647)
Total	191,595	$4,887,517	(160,987)	$(3,619,229)

The following table summarizes the capital share activity in Institutional Class shares of the Mid Cap Fund:

	For the Six Months Ended March 31, 2022		For the Period Ended September 30, 2021(a)
	Shares	Value	Shares	Value
Issued	73,458	$641,459	113,238	$1,145,200
Redeemed	(15)	(137)	—	—
Total	73,443	$641,322	113,238	$1,145,200

(a)	Represents the period from commencement of operations (June 29, 2021) through September 30, 2021.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following table summarizes the capital share activity in Investors Class shares of the Mid Cap Fund:

	For the Six Months Ended March 31, 2022		For the Period Ended September 30, 2021(a)
	Shares	Value	Shares	Value
Issued	5,142	$48,000	60,435	$614,658
Redeemed	(3,932)	(40,564)	(5,460)	(59,600)
Total	1,210	$7,436	54,975	$555,058

(a)	Represents the period from commencement of operations (June 29, 2021) through September 30, 2021.

The following table summarizes the capital share activity in Institutional Class shares of the Micro Cap Fund:

	For the Period Ended March 31, 2022(a)
	Shares	Value
Issued	12,937	$123,375
Issued in connection with Fund Reorganization	277,725	2,777,245
Total	290,662	$2,900,620

(a)	Represents the period from commencement of operations (December 20, 2021) through March 31, 2022.

The following table summarizes the capital share activity in Investors Class shares of the Micro Cap Fund:

	For the Period Ended March 31, 2022(a)
	Shares	Value
Issued	5,454	$48,757
Redeemed	(1,603)	(14,117)
Issued in connection with Fund Reorganization	15,782	157,819
Total	19,633	$192,459

(a)	Represents the period from commencement of operations (December 20, 2021) through March 31, 2022.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

7. Industry Risk

If a Fund has significant investments in the securities of issuers within a particular industry, any development affecting that industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that industry. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact a particular industry. Under the Russell ICB Industry and Sector classification, equity companies are categorized within 11 industries and 45 sectors and 171 subsectors. As of March 31, 2022, the Funds had a significant value of their net assets invested in stocks within the Russell ICB industries as follows:

Fund	Russell ICB Industry	% Net Assets
Small Cap Fund	Technology	33.1%
	Industrials	29.8%
SMid Cap Fund	Industrials	34.7%
	Technology	21.0%
Mid Cap Fund	Technology	24.5%
	Health Care	23.7%
	Industrials	21.9%
Micro Cap Fund	Industrials	36.0%
	Health Care	33.0%

The Funds consider companies to be “in the same industry” for purposes of industry concentration if the companies are categorized in the same Russell ICB subsector. As of March 31, 2022, none of the Funds had 25% or more of their assets invested in stocks within any one sector or subsector under the Russell ICB Industry and Sector classification.

8. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

9. Recent Market Risk

The COVID-19 pandemic has caused financial markets to experience significant volatility and uncertainty exists as to its long-term impact. COVID-19 has resulted in, among other things, closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and economic uncertainty. Although vaccines for COVID-19 have become more widely available, the impact of the outbreak and its variants may last for an extended period of time, and the pace of recovery may vary from market to market. The impact of epidemics and pandemics such as COVID-19 could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. As a result, a Fund’s performance and the ability to achieve its investment objective may be adversely impacted. Management is monitoring the development of the pandemic and evaluating its impact on the financial position and operating results of the Funds.

In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on the Funds’ performance and the value of the Funds’ investments, even beyond any direct exposure a Fund may have to issuers in Russia or the adjoining geographic regions.

10. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

CONESTOGA FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees, Rule 12b-1 distribution fees (if applicable), shareholder servicing fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables below are based on an investment of $1,000 made at the beginning of the most recent period (October 1, 2021) and held until the end of the period (March 31, 2022), except for the Micro Cap Fund, for which the ongoing costs reflected in the tables below are based on an investment of $1,000 made at the commencement of operations (December 20, 2021) and held until the end of the period (March 31, 2022).

The tables below illustrate each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

CONESTOGA FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

Conestoga Small Cap Fund	Beginning Account Value October 1, 2021(a)	Ending Account Value March 31, 2022	Net Expense Ratio(b)	Expenses Paid During Period(c)
Institutional Class
Based on Actual Fund Return	$ 1,000.00	$ 889.70	0.90%	$4.24
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.44	0.90%	$4.53
Investors Class
Based on Actual Fund Return	$ 1,000.00	$ 888.90	1.10%	$5.18
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.45	1.10%	$5.54
Conestoga SMid Cap Fund
Institutional Class
Based on Actual Fund Return	$ 1,000.00	$ 881.00	0.85%	$3.99
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.69	0.85%	$4.28
Investors Class
Based on Actual Fund Return	$ 1,000.00	$ 879.70	1.10%	$5.16
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.45	1.10%	$5.54
Conestoga Mid Cap Fund
Institutional Class
Based on Actual Fund Return	$ 1,000.00	$ 904.10	0.80%	$3.80
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.94	0.80%	$4.03
Investors Class
Based on Actual Fund Return	$ 1,000.00	$ 903.00	1.05%	$4.98
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.70	1.05%	$5.29

CONESTOGA FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

Conestoga Micro Cap Fund	Beginning Account Value October 1, 2021(a)	Ending Account Value March 31, 2022	Net Expense Ratio(b)	Expenses Paid During Period(c)
Institutional Class
Based on Actual Fund Return	$ 1,000.00	$ 894.00	1.25%	$3.37
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,018.70	1.25%	$6.29
Investors Class
Based on Actual Fund Return	$ 1,000.00	$ 893.00	1.50%	$4.05
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,017.45	1.50%	$7.54

(a)	For the Conestoga Micro Cap Fund, Beginning Account Value is as of December 20, 2021 (date of commencement of operations) for the Actual Fund Return information.
(b)

Annualized, based on each Fund’s most recent one-half year expenses, except for the Conestoga Mid Cap Fund which is annualized based on the Fund’s expenses during the period since the commencement of operations.

(c)

Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period), except for the Conestoga Micro Cap Fund, for which expenses are equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by 104/365 (to reflect the period since commencement of operations) and 182/365 (to reflect the one-half year period), for Actual Fund Return and Hypothetical 5% Return information, respectively.

CONESTOGA FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-494-2755, or on the SEC’s website at sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free
1-800-494-2755, or on the SEC’s website at sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-800-494-2755. Furthermore, you may obtain a copy of the filings on the SEC’s website at sec.gov and on the Funds’ website conestogafunds.com.

CONESTOGA FUNDS
APPROVAL OF ADVISORY AGREEMENTS (Unaudited)

Conestoga Small Cap Fund and Conestoga SMid Cap Fund Agreements

At an in-person meeting held on November 17, 2021, the Board of Trustees of Conestoga Funds (the “Board”) considered the annual renewals of the advisory agreements with the Adviser on behalf of the Conestoga Small Cap Fund (the “Small Cap Fund”) and the Conestoga SMid Cap Fund (the “SMid Cap Fund,” together with the Small Cap Fund, the “Funds,” each a “Fund”), respectively (the “Small Cap and SMid Cap Investment Advisory Agreements”) between each Fund and Conestoga Capital Advisors, LLC (“CCA” or the “Adviser”).

In evaluating the Small Cap and SMid Cap Investment Advisory Agreements, generally the Board relied upon its knowledge of CCA, CCA’s services and the Small Cap Fund and SMid Cap Fund, resulting from the Board’s meetings and interactions with management throughout the year. The Board also relied upon written materials and oral presentations regarding the Small Cap and SMid Cap Investment Advisory Agreements, which the Board had received as requested in preparation for its consideration of the Small Cap and SMid Cap Investment Advisory Agreements. The Board reviewed and considered the nature, extent and quality of the investment advisory services provided by CCA under the Small Cap and SMid Cap Investment Advisory Agreements, including portfolio management, investment research, equity securities trading and monitoring for best execution, and adviser resources dedicated to the Small Cap Fund and SMid Cap Fund. The Board also reviewed and considered the nature, extent and quality of the non-advisory services provided, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.

The Board placed a significant emphasis on the investment performance of the Small Cap Fund and SMid Cap Fund. While consideration was given to performance reports and discussions throughout the year, particular attention in assessing performance was given to information furnished in connection with the contract renewals. The Board also took into consideration CCA’s expectations for the acceptable performance of each Fund over longer terms periods.

The Board reviewed information comparing the Small Cap Fund’s total returns for various periods ended September 30, 2021 (annualized for periods greater than one year) to the performance of: (1) the Russell 2000 Index and Russell 2000 Growth Index, (2) other comparable small cap mutual funds provided by CCA (the “Small Cap Peer Group”), and (3) other mutual funds included in the Small High Growth Morningstar Institutional Category (the “Morningstar Small Cap Peer Group”). The Board noted that the Small Cap Fund (Investors Share Class) outperformed the Russell 2000 Growth Index for the year-to-date, 1-year, 3-year, 5-year, 10-year and since inception periods; underperformed the Russell 2000 Index for the year-to-date and 1-year periods; and outperformed the Russell 2000 Index for the 3-year, 5-year, 10-year and since inception periods. The Board also considered the Fund’s performance against the Small Cap Peer Group, noting that the Fund (Investors Share Class) ranked second on a year-to-date annual return basis, ranked

CONESTOGA FUNDS
APPROVAL OF ADVISORY AGREEMENTS (Unaudited) (Continued)

fourth on a 3-year annual return basis and ranked third on a 5-year annual return basis. The Board further considered that the Small Cap Fund (Investors Share Class) ranked in the 54th percentile of the Morningstar Small Cap Peer Group for the 1-year period.

The Board reviewed information comparing the SMid Cap Fund’s total returns for various periods ended September 30, 2021 (annualized for periods greater than one year) to the performance of: (1) the Russell 2500 Growth Index, (2) other comparable smid cap mutual funds provided by CCA (the “SMid Cap Peer Group”), and (3) other mutual funds included in the Mid Core Growth Morningstar Institutional Category (the “Morningstar SMid Cap Peer Group”). The Board noted that the SMid Cap Fund (Investors Share Class) outperformed the Russell 2500 Growth Index for the year-to-date, 1-year, 5-year, and since inception periods; and slightly underperformed the Russell 2500 Growth Index for the 3-year period. The Board also considered the Fund’s performance against the SMid Cap Peer Group, noting that the Fund (Investors Share Class) ranked first on a year-to-date and 1-year annual return basis and third on a three-year annual return basis. The Board considered that the SMid Cap Fund (Investors Share Class) ranked in the 33rd percentile of the Morningstar SMid Cap Peer Group for the 1-year period.

On the basis of the foregoing, the Board concluded that CCA’s performance in managing each of the Small and SMid Cap Funds indicated that the Adviser’s continued management will benefit the Funds and their shareholders.

The Board compared the net expense ratio and management fee of the Small Cap Fund and SMid Cap Fund to the net expense ratios and management fees of the Morningstar Small Cap Peer Group and Morningstar SMid Cap Peer Group, respectively. For the Small Cap Fund, the Board noted that the management fee was ten basis points above the Morningstar Small Cap Peer Group average and that the net expense ratios for Investors and Institutional Share Classes were below the Morningstar Small Cap Peer Group average. With respect to the SMid Cap Fund, the Board noted that the management fee was twelve basis points above the Morningstar SMid Cap Peer Group average, and that the net expense ratios for Investors and Institutional Share Classes were below the Morningstar SMid Cap Peer Group average. The Board noted the relatively smaller size of the SMid Cap Fund as compared to the Morningstar SMid Cap Peer Group average and median. The Board also considered CCA’s undertaking to continue to limit the total operating expenses of the Small Cap and SMid Cap Funds (with certain exclusions) until at least January 31, 2023 at current levels.

Overall, the Board concluded that the management fees paid by the Small Cap Fund and SMid Cap Fund were reasonable in comparison to the management fees of the respective peer groups. The Board also concluded that the management fees paid by the Small Cap Fund and the SMid Cap Fund to CCA were reasonable in comparison to the management fees charged by CCA to its other advisory clients, particularly when considering the nature of the services provided to Fund shareholders versus CCA’s other clients. While intending to continuously monitor the fee structures of the Small Cap Fund and SMid Cap Fund, the

CONESTOGA FUNDS
APPROVAL OF ADVISORY AGREEMENTS (Unaudited) (Continued)

Board found their expense structures to be acceptable in view of the nature and structure of Fund operations, CCA’s contractual agreements to limit Fund operating expenses, and, with respect to the SMid Cap Fund, the size of the Fund.

The Board reviewed the costs of the services provided by CCA and discussed the profitability of the Small Cap Fund and SMid Cap Fund advisory relationships to CCA. The Board considered “fall-out benefits” that could be derived by CCA from its relationship with the Small Cap Fund and SMid Cap Fund. The Board also considered CCA’s use of “soft dollar” arrangements. Under such arrangements, it was noted, brokerage commissions paid by the Small Cap Fund, SMid Cap Fund and/or other accounts managed by CCA would be used to pay for research that a securities broker obtains from third parties. The Board considered CCA’s representation that the Small Cap Fund’s fee structure reflects economies of scale and considered the asset size of the SMid Cap Fund and potential economies of scale in the future.

After further discussion and consultation with Independent Trustee counsel, the Board agreed that they have been provided with sufficient information with which to approve the Small Cap and SMid Cap Investment Advisory Agreements for another year with respect to each of the Small Cap Fund and SMid Cap Fund.

Following further consideration of the foregoing factors and such other matters as were deemed relevant, with no single factor being determinative and each Trustee not necessarily attributing the same weight to each factor, the Board, including a majority of the Independent Trustees, concluded that the management fee rates of the Funds continued to be supported by the services provided by CCA to the Funds, as well as the costs that were incurred and benefits that were gained by the Adviser in providing such services. As a result, the Independent Trustees concluded that it was in the best interests of the Small Cap Fund and SMid Cap Fund’s shareholders to approve the continuation of the Small Cap and SMid Cap Investment Advisory Agreements and the Board, including a majority of the Independent Trustees, determined to approve the Small Cap and SMid Cap Investment Advisory Agreements.

Conestoga Micro Cap Fund Agreement

At the in-person meeting held on November 17, 2021, the Board considered the approval of an investment advisory agreement (the “Micro Cap Advisory Agreement”) with CCA on behalf of the Conestoga Micro Cap Fund (the “Micro Cap Fund”).

In evaluating whether to approve the proposed Micro Cap Advisory Agreement, generally the Independent Trustees relied upon their knowledge of CCA and CCA’s services for the other Funds resulting from the Board’s meetings and interactions with management throughout the year and in previous years. The Board also relied upon the written materials provided by CCA in connection with the Meeting and the oral presentations regarding the proposed Micro Cap Advisory Agreement, which the Independent Trustees had received as requested in preparation for its consideration of the Micro Cap Advisory Agreement

CONESTOGA FUNDS
APPROVAL OF ADVISORY AGREEMENTS (Unaudited) (Continued)

on behalf of the Micro Cap Fund. The Independent Trustees reviewed and considered the nature, extent and quality of the investment advisory services to be provided by CCA under the proposed Micro Cap Advisory Agreement, including portfolio management, investment research, equity securities trading and monitoring for best execution, and adviser resources that had been previously dedicated to the other Fund. The Independent Trustees also reviewed and considered the nature, extent and quality of the non-advisory services provided, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.

The Independent Trustees emphasized the recent investment performance of the Conestoga Micro Cap Fund, LP, the predecessor fund to the Micro Cap Fund (the “Predecessor Fund”), in considering whether to approve the Micro Cap Advisory Agreement. The Board considered the Predecessor Fund’s performance as compared to the Russell Microcap Growth Index and to other comparable micro cap mutual funds provided by CCA (the “Micro Cap Peer Group”), in each case for certain recent periods ended September 30, 2021. The Board noted that the Predecessor Fund outperformed the Russell Microcap Growth Index for the since inception period (beginning November 30, 2018). The Board also compared the net expense ratio and management fee of the Micro Cap Fund to the net expense ratios and advisory fees of the Micro Cap Peer Group. The Independent Trustees also considered CCA’s undertaking to limit the Micro Cap Fund’s total operating expenses (with certain exclusions) until at least January 31, 2023. Overall, the Independent Trustees concluded that the management fees to be paid by the Micro Cap Fund to CCA were reasonable in comparison to the management fees of the Micro Cap Peer Group. The Independent Trustees also concluded that the management fees to be paid by the Micro Cap Fund and its expense structure were acceptable in view of the nature and structure of Fund operations, CCA’s contractual agreements to limit Fund operating expenses, and the anticipated size of the Fund. Finally, the Independent Trustees reviewed the costs of the services provided by CCA and considered “fall-out benefits” that could be derived by CCA from its relationship with the Conestoga Micro Cap Fund.

After further discussion of other factors deemed relevant by the Board, and in consultation with Independent Trustee counsel, the Independent Trustees agreed that they had been provided with sufficient information with which to initially approve the Micro Cap Advisory Agreement. Based on all of the above factors, with no single factor being determinative and each Trustee not necessarily attributing the same weight to each factor, the Independent Trustees concluded that: (i) the nature, extent, and quality of the services to be provided by CCA were appropriate for the proper management of the Micro Cap Fund’s assets, and that CCA demonstrated that it possessed the capability and resources to perform the duties required of it under the Micro Cap Advisory Agreement; and (ii) it was in the best interests of the Micro Cap Fund’s shareholders to have the Micro Cap Fund enter into the Micro Cap Advisory Agreement.

CONESTOGA FUNDS
PRIVACY NOTICE

This notice is being provided to you in accordance with the SEC’s rule regarding the privacy of consumer financial information (“Regulation S-P”). Please take the time to read and understand the privacy policies and procedures that we have implemented to safeguard your nonpublic personal information.1

INFORMATION WE COLLECT

The Conestoga Funds must collect certain personally identifiable financial information about its customers to ensure that it offers the highest quality financial services and products. The personally identifiable financial information which we gather during the normal course of doing business with you may include:

1.	information we receive from you on applications or other forms;

2.	information about your transactions with us, our affiliates, or others;

3.	information collected through an Internet “cookie” (an information collecting device from a web server); and,

4.	information we receive from a consumer reporting agency.

INFORMATION WE DISCLOSE

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In accordance with Section 248.13 of Regulation S-P, we may disclose all of the information we collect, as described above, to certain nonaffiliated third parties such as attorneys, accountants, auditors and persons or entities that are assessing our compliance with industry standards. We enter into contractual agreements with all nonaffiliated third parties that prohibit such third parties from disclosing or using the information other than to carry out the purposes for which we disclose the information.

CONFIDENTIALITY AND SECURITY

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide financial products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

[1]

Nonpublic personal information means personally identifiable financial information and any list, description or other grouping of consumers that is derived using any personally identifiable financial information that is not publicly available.

Interested Trustees

Robert M. Mitchell, Chairman and
Chief Executive Officer
Mark S. Clewett, Senior Vice President

Independent Trustees

Nicholas J. Kovich
James G. Logue
Denise C. Marbach
M. Eugenie G. Logue
James R. Warren

Investment Adviser

Conestoga Capital Advisors, LLC
CrossPoint at Valley Forge
550 E. Swedesford Road, Suite 120 East
Wayne, PA 19087

Dividend Paying Agent,
Shareholders’ Servicing Agent,
Transfer Agent

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Custodian

UMB Bank, NA
928 Grand Blvd.
Kansas City, MO 64106

Distributor

Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street 3rd Floor
Philadelphia, PA 19103

Legal Counsel

Faegre Drinker Biddle & Reath LLP
One Logan Square Suite 2000
Philadelphia, PA 19103

Conestoga Funds’ Officers

Robert M. Mitchell, Chairman and
Chief Executive Officer
Duane R. D’Orazio, Secretary, Chief Compliance Officer
Mark S. Clewett, Senior Vice President
Joseph F. Monahan, Senior Vice President, Treasurer
Jennifer L. Leamer, Assistant Treasurer
Daniel D. Bauer, Assistant Treasurer
Stephen L. Preston, Assistant Vice President
and Anti-Money Laundering Officer

This report is provided for the general information of the shareholders of the Conestoga Small Cap, SMid Cap, Mid Cap and Micro Cap Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Conestoga Funds-SAR-22

(b)	Not applicable

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant's independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Conestoga Funds

By (Signature and Title)*		/s/ Robert M. Mitchell
Robert M. Mitchell, Chief Executive Officer

Date	June 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Robert M. Mitchell
Robert M. Mitchell, Chief Executive Officer

Date	June 6, 2022

By (Signature and Title)*		/s/ Joseph F. Monahan
Joseph F. Monahan, Treasurer and Principal Accounting Officer

Date	June 6, 2022

*	Print the name and title of each signing officer under his or her signature.